                              GARTMORE MUTUAL FUNDS
                       (FORMERLY NATIONWIDE MUTUAL FUNDS)



                    _________________________________________




                          AMENDED DECLARATION OF TRUST
                           FOR AN OHIO BUSINESS TRUST
                      (ESTABLISHED AS OF OCTOBER 30, 1997)
                       (AMENDED AS OF SEPTEMBER 15, 2004)


                                      INDEX

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
                                                                                                               PAGE
                                                                                                               ----
ARTICLE I Name, Principal Office, Definitions and Purposes of Trust                                              1

         Section 1.1.                       Name and Principal Office
         Section 1.2.                       Definitions
         Section 1.3.                       Purposes of Trust

ARTICLE II Trustees                                                                                              3

         Section 2.1.                       Initial Trustees
         Section 2.2                        Number of Trustees
         Section 2.3.                       Election and Term
         Section 2.4.                       Resignation and Removal
         Section 2.5.                       Vacancies
         Section 2.6.                       Delegation of Power to Other Trustees

ARTICLE III Powers of Trustees                                                                                   4

         Section 3.1.                       General
         Section 3.2.                       Investments
         Section 3.3                        Legal Title
         Section 3.4.                       Issuance and Repurchase of Securities
         Section 3.5.                       Borrowing Money; Lending Trust Assets
         Section 3.6.                       Delegation; Committees
         Section 3.7.                       Collection and Payment
         Section 3.8.                       Expenses
         Section 3.9.                       Manner of Acting; Bylaws
         Section 3.10.                      Miscellaneous Powers
         Section 3.11.                      Litigation

ARTICLE IV Investment Advisor, Distributor, Administrator and Transfer Agent                                     9

         Section 4.1.                       Investment Advisor
         Section 4.2.                       Distributor
         Section 4.3                        Administrator
         Section 4.4.                       Transfer Agent
         Section 4.5.                       Parties to Contract
         Section 4.6.                       Compliance with 1940 Act

ARTICLE V Limitations of Liability of Shareholders, Trustees and Others                                        11

         Section 5.1.                       No Personal Liability of Shareholders, Trustees, etc.
         Section 5.2                        Mandatory Indemnification
         Section 5.3                        No Bond Required of Trustees
         Section 5.4                        No Duty of Investigation; Notice in Trust Instruments, etc.
         Section 5.5                        Reliance on Experts, etc.
         Section 5.6                        Indemnification not Exclusive, etc.
         Section 5.7                        Liability of Series

                                                                                                               PAGE
                                                                                                               ----
ARTICLE VI Shares of Beneficial Interest                                                                         14

         Section 6.1.                       Beneficial Interest
         Section 6.2.                       Establishment and Designation of Series
         Section 6.3                        Rights of Shareholders
         Section 6.4.                       Trust Only
         Section 6.5                        Issuance of Shares
         Section 6.6.                       Register of Shares; Share Certificates
         Section 6.7.                       Transfer of Shares
         Section 6.8.                       Notices
         Section 6.9.                       Treasury Shares
         Section 6.10.                      Investments in Trust
         Section 6.11.                      Series or Class Designation

ARTICLE VII Redemptions                                                                                          35

         Section 7.1.                       Redemption of Shares
         Section 7.2.                       Price
         Section 7.3.                       Payment
         Section 7.4.                       Effect of Suspension of Determination of Net Asset Value
         Section 7.5.                       Repurchase by Agreement
         Section 7.6.                       Redemption of Shareholder's Interest
         Section 7.7.                       Reductions in Number of Outstanding Shares Pursuant to Net Asset
                                            Value Formula
         Section 7.8.                       Suspension of Right of Redemption
         Section 7.9.                       Redemption of Shares; Disclosure of Holding

ARTICLE VIII Determination of Net Asset Value, Net Income and Distributions                                      37

         Section 8.1.                       Net Asset Value
         Section 8.2.                       Distribution to Shareholders
         Section 8.3.                       Determination of Net Income
         Section 8.4.                       Power to Modify Foregoing Procedures

ARTICLE IX Duration; Termination and Trust; Amendment; Mergers, etc.                                             38

         Section 9.1.                       Duration
         Section 9.2.                       Termination of Trust
         Section 9.3.                       Amendment Procedure
         Section 9.4.                       Merger, Consolidation and Sale or Disposition of Assets
         Section 9.5.                       Incorporation
         Section 9.6.                       Absence of Dissenters' Rights

ARTICLE X Shareholders' Voting Powers and Meetings                                                               41

         Section 10.1.                      Voting Powers
         Section 10.2.                      Meetings of Shareholders
         Section 10.3.                      Quorum and Required Vote
         Section 10.4.                      Record Date for Meetings
         Section 10.5.                      Proxies
         Section 10.6.                      Action Without a Meeting
         Section 10.7.                      Inspection of Records
         Section 10.8.                      Additional Provisions

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
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
ARTICLE XI Miscellaneous                                                                                         44

         Section 11.1.                      Filing
         Section 11.2.                      Governing Law
         Section 11.3.                      Counterparts
         Section 11.4.                      Reliance by Third Parties
         Section 11.5.                      Provisions in Conflict with Law or Regulations
         Section 11.6.                      Index and Heading for Reference Only


                          AMENDED DECLARATION OF TRUST

                              GARTMORE MUTUAL FUNDS

         DECLARATION OF TRUST made at Columbus, Ohio as of the 30th day of October, 1997 and amended as of the 15th day of September, 2004 by the Trustees hereunder, and by the holders of Shares of beneficial interest to be issued hereunder as hereinafter provided.

         WHEREAS, the Trustees desire to establish a trust for the investment and reinvestment of funds contributed thereto; and

         WHEREAS, the Trustees desire that the beneficial interest in the trust assets be divided into transferable shares of beneficial interest; and:

         WHEREAS, the Trustees have agreed to manage all property coming into their hands as trustees of an Ohio business trust in accordance with the provisions of Chapter 1746, Ohio Revised Code, and as hereinafter set forth.

         NOW THEREFORE, the Trustees hereby declare that all money and property contributed to the trust established hereunder shall be held and managed in trust for the benefit of holders, from time to time, of the shares of beneficial interest issued hereunder and subject to the provisions hereof.

                                    ARTICLE I

            NAME, PRINCIPAL OFFICE, DEFINITIONS AND PURPOSES OF TRUST

         SECTION 1.1. NAME AND PRINCIPAL OFFICE. The name of the trust created hereby is "Nationwide Mutual Funds" and the Trustees shall conduct the business of the Trust under that name or any other name as the Trustees may from time to time determine. The principal office of the Trust is located in Conshohocken, Pennsylvania. Effective January 25, 2002, the name of the Trust was changed to Gartmore Mutual Funds.

         SECTION 1.2. DEFINITIONS. Wherever they are used herein, the following terms have the following respective meanings:

         (a) "ADMINISTRATOR" means the party other than the Trust, to the contract described in Section 4.3 hereof.

         (b) "BYLAWS" means the Bylaws referred to in Section 3.9 hereof, as from time to time amended.

         (c) "CLASS" refers to one or more classes or sub-series of Shares established and designated under or in accordance with the provisions of Article VI.

         (d) The terms "COMMISSION" and "INTERESTED PERSON" shall have the meanings given them in the 1940 Act. The term "MAJORITY SHAREHOLDER VOTE" shall refer to the 67% or 50% requirement in Section 2(a)(42) of the 1940 Act, whichever may be applicable and as may be amended, except to the extent that the Trustees have otherwise defined "Majority Shareholder Vote" in conjunction with the establishment of any Series of Shares.

         (e) "DECLARATION" means this Declaration of Trust as amended from time to time. Reference in this Declaration of Trust to "DECLARATION," "HEREOF," "HEREIN," and "HEREUNDER" shall be deemed to refer to this Declaration rather than the article or section in which such words appear.

         (f) "DISTRIBUTOR" means the party, other than the Trust, to the contract described in Section 4.2 hereof.

         (g) "INVESTMENT ADVISER" means the party, other than the Trust, to the contract described in Section 4.1 hereof.

         (h) The "1940 ACT" means the Investment Company Act of 1940 and the rules and regulations thereunder, as amended from time to time.

         (i) "PERSON" means and includes individuals, corporations, partnerships, trusts, associations, joint ventures and other entities, whether or not legal entities, and governments and agencies and political subdivisions thereof.

         (j) "SERIES" refers to a series of Shares established and designated under or in accordance with the provisions of Article VI.

         (k) "SHARE" or "SHARES" means the units of interest into which the beneficial interest in the Trust shall be divided from time to time, including the Shares of any Series or Class which may be established by the Trustees, and includes fractions of Shares as well as whole Shares.

         (l) "SHAREHOLDER" means a record owner of outstanding Shares.

         (m) "TRANSFER AGENT" means the party, other than the Trust, to the contract described in Section 4.4 hereof.

         (n) The "TRUST" means Gartmore Mutual Funds and refers to the Ohio business trust established by this Declaration of Trust, as amended from time to time.

         (o) The "TRUST PROPERTY" means any and all property, real or personal, tangible or intangible, which is owned or held by or for the account of the Trust or the Trustees.

         (p) The "TRUSTEE" OR "TRUSTEES" means the person or persons who have signed this Declaration, so long as such person or persons shall continue in office in accordance with the terms hereof, and all other persons who may from time to time be duly elected, qualified and serving as Trustees in accordance with the provisions hereof, and reference herein to a Trustee or the Trustees shall refer to such person or persons in their capacity as trustee or trustees hereunder.

         SECTION 1.3. PURPOSES OF TRUST. The purposes of the Trust are to operate as an investment company as defined in the 1940 Act and to engage in any lawful activity for which business trusts may be formed under Chapter 1746, Ohio Revised Code.

                                   ARTICLE II

                                    TRUSTEES

         SECTION 2.1. INITIAL TRUSTEES. Upon the execution of this Declaration of Trust or a counterpart hereof or some other writing in which each of the Trustees accepts such trusteeship and agrees to the provisions hereof, each of the Trustees listed at the end of this Declaration of Trust shall become the initial Trustees of the Trust.

         SECTION 2.2. NUMBER OF TRUSTEES. The number of Trustees shall be such number as shall be fixed from time to time by a written instrument signed by a majority of the Trustees. The Trustees serving as such, whether described in
Section 2.1 above or hereafter becoming a Trustee, may increase or decrease the number of Trustees to a number other than the number theretofore determined. A Trustee shall qualify by accepting in writing his election or appointment and agreeing to be bound by the Declaration of Trust. No decrease in the number of Trustees shall have the effect of removing any Trustee from office prior to the expiration of his or her term, but the number of Trustees may be decreased in conjunction with the removal of a Trustee pursuant to Section 2.4.

         SECTION 2.3. ELECTION AND TERM. Except for the Trustees named herein or appointed to fill vacancies pursuant to Section 2.5 hereof, the Trustees shall be elected by the Shareholders, who shall vote as a single class and not by Series and shall vote at such times as the Trustees shall determine that such election is required by the 1940 Act or is otherwise advisable. There is no requirement that the Trustees have an annual meeting of the Shareholders. In the event the Trustees determine to have an annual or special meeting of the Shareholders at which Trustees will be elected, it shall be held at such time and place and in such manner as the Bylaws shall provide notwithstanding anything in this section to the contrary. Except in the event of death, resignation or removal, each of the Trustees shall hold office until the next meeting of Shareholders called for the purpose of electing Trustees and until his successor is elected and qualified to serve as Trustee.

         SECTION 2.4. RESIGNATION AND REMOVAL. Any Trustee may resign his trust (without need for prior or subsequent accounting except to the extent required by the 1940 Act or under circumstances that would justify the Trustee's removal for cause and then only if required by the remaining Trustees) by an instrument in writing signed by him and delivered to the other Trustees or to any officer of the Trust or at a meeting of the Trustees, and such resignation shall be effective upon such delivery, or at a later date according to the terms of the instrument. Any of the Trustees may be removed with or without cause, by the written action of two-thirds of the number of Trustees prior to such removal or by Shareholders at any meeting called for that purpose. No Trustee shall be entitled to any damages on account of such removal. Upon the resignation or removal of a Trustee, or his otherwise ceasing to be a Trustee, he shall execute and deliver such documents as the remaining Trustees shall require for the purpose of conveying to the Trust or the remaining Trustees any Trust Property held in the name of the resigning or removed Trustee. Upon the incapacity or death of any Trustee, his legal representative shall execute and deliver on his behalf such documents as the remaining Trustees shall require as provided in the preceding sentence.

         SECTION 2.5. VACANCIES. The term of office of a Trustee shall terminate and a vacancy shall occur in the event of the death, resignation, removal, bankruptcy, adjudicated incompetence or other incapacity to perform the duties of the office of a Trustee. No such vacancy shall operate to annul this Declaration or to revoke any existing agency or contract created or entered into pursuant to the terms of the Declaration. In the case of an existing vacancy, including a vacancy existing by reason of an increase in the number of Trustees as set forth in Section 2.2. hereof, subject to the provisions of Section 16(a) of the 1940 Act, the remaining Trustees may fill such vacancy by the appointment of such other person or persons as they in their discretion shall see fit, made by a written instrument signed by a majority of the remaining Trustees. Any such appointment shall not become effective, however, until the person named in the written instrument of appointment shall have accepted in writing such appointment and agreed in writing to be bound by the terms of the Declaration. An appointment of a Trustee may be made in anticipation of a vacancy to occur at a later date by reason of retirement, resignation or increase in the number of Trustees, provided that such appointment shall not become effective prior to such retirement, resignation or increase in the number of Trustees. Whenever a vacancy in the number of Trustees shall occur, until such vacancy is filled as provided in this Section 2.5., the Trustees in office, regardless of their number, shall have all the powers granted to the Trustees and shall discharge all the duties imposed upon the Trustees by the Declaration. A written instrument certifying the existence of such vacancy signed by a majority of the Trustees shall be conclusive evidence of the existence of such vacancy.

         Notwithstanding the foregoing, to the extent the Trust adopts and implements a written plan pursuant to Rule 12b-1 under the 1940 Act, and so long as required by the 1940 Act, the selection and nomination of Trustees who are "interested persons" of the Trust as defined in the 1940 Act, shall be committed to the discretion of the Trustees who are not "interested persons," as so defined.

         SECTION 2.6. DELEGATION OF POWER TO OTHER TRUSTEES. Any Trustee may, by power of attorney, delegate his power for a period not exceeding six (6) months at any one time to any other Trustee or Trustees; provided that in no case shall less than two (2) Trustees personally exercise the powers granted to the Trustees under the Declaration except as herein otherwise expressly provided and except to the extent that the exercise of such power would be prohibited by the 1940 Act.

                                   ARTICLE III

                               POWERS OF TRUSTEES

         SECTION 3.1. GENERAL. The Trustees shall have exclusive and absolute control over the Trust Property and over the business of the Trust to the same extent as if the Trustees were the sole owners of the Trust Property and business in their own right, but with such powers of delegation as may be permitted by the Declaration. The Trustees shall have power to conduct the business of the Trust and carry on its operations and maintain offices both within and without the State of Ohio, in any and all states of the United States of America, in the District of Columbia, and in any and all commonwealths, territories, dependencies, colonies, possessions, agencies or instrumentalities of the United States of America and of foreign governments, and to do all such other things and execute all such instruments as they deem necessary, proper or desirable in order to promote the interests of the Trust although such things are not herein specifically mentioned. Any determination as to what is in the interest of the Trust made by the Trustees in good faith shall be conclusive. In construing the provisions of the Declaration, the presumption shall be in favor of a grant of power to the Trustees.

         The enumeration of any specific power herein shall not be construed as limiting the aforesaid power. Such powers of the Trustees may be exercised without order of or resort to any court.

         SECTION 3.2.  INVESTMENTS.  The Trustees shall have the power to:

         (a) Conduct, operate and carry on the business of an investment company and exercise all the powers necessary and appropriate for the conduct of such operations;

         (b) Invest in, hold for investment, or reinvest in, securities, including common and preferred stocks; shares of other investment companies; warrants; bonds; debentures; bills; time notes and all other evidences of indebtedness; negotiable or non-negotiable instruments; government securities, including securities of any state, municipality or other political subdivision, or any governmental or quasi-governmental agency or instrumentality; and money market instruments including bank certificates of deposit, finance paper, commercial paper, bankers' acceptances and all kinds of repurchase agreements, of any corporation, company, trust, association, firm or other business organization however established, and of any country, state, municipality or other political subdivisions, or any governmental or quasi-governmental agency or instrumentality;

         (c) Acquire (by purchase, subscription or otherwise), to hold, to trade in and deal in, to acquire or write any rights or options to purchase or sell, to sell or otherwise dispose of, to lend, and to pledge any such securities and repurchase agreements and forward foreign currency exchange contracts, to purchase and sell futures contracts on securities, securities indices and foreign currencies, to purchase or sell options on such contracts, foreign currency contracts and foreign currencies and to engage in all types of hedging and risk management transactions;

         (d) Exercise all rights, powers and privileges of ownership or interest in all securities included in the Trust Property, including the right to vote thereon and otherwise act with respect thereto, to exercise the powers and rights of subscription, and to do all acts for the preservation, protection, improvements and enhancement in value of all such securities;

         (e) Join with other holders of any securities or debt instruments in acting through a committee, depository, voting trustee or otherwise, and in that connection to deposit any security or debt instrument with, or transfer any security or debt instrument to, any such committee, depository or trustee, and to delegate to them such power and authority with relation to any security or debt instrument (whether or not so deposited or transferred) as the Trustees shall deem proper, and to agree to pay, and to pay, such committee, depository or trustee as the Trustees shall deem proper;

         (f) Acquire (by purchase, lease or otherwise) and to hold, use, maintain, develop and dispose of (by sale or otherwise) any property, real or personal, including cash, and any interest therein;

         (g) Act as a distributor of shares and as underwriter of, or broker or dealer in, securities or other property;

         (h) Allocate assets, liabilities and expenses of the Trust to a particular Series or Class of Shares or to apportion the same among two or more Series or Classes, provided that any liabilities or expenses incurred by a particular Series or Class of Shares shall be payable solely out of the assets of that Series;

         (i) Consent to or participate in any plan for the reorganization, consolidation or merger of any corporation or issuer the security or debt instrument of which is or was held in the Trust; to consent to any contract, lease, mortgage, purchase or sale of property by such corporation or issuer, and to pay calls or subscriptions with respect to any security or debt instrument held in the Trust;

         (j) Aid by further investment any corporation, company, trust, association or firm, any obligation of or interest in which is included in the Trust Property or in the affairs of which the Trustees have any direct or indirect interest; to do all acts and things designed to protect, preserve, improve or enhance the value of such obligation or interest; to guarantee or become surety on any or all of the contracts, stocks, bonds, notes, debentures and other obligations of any such corporation, company, trust, association or firm; and

         (k) In general to carry on any other business in connection with or incidental to any of the foregoing powers, to do everything necessary, suitable or proper for the accomplishment of any purpose or the attainment of any object or the furtherance of any power hereinbefore set forth, either alone or in association with others, to do every other act or thing incidental or appurtenant to or growing out of or connected with the aforesaid business or purposes, objects or powers, and to engage in any other lawful act or activity in which corporations organized under Chapter 1701, Ohio Revised Code, may engage.

         The foregoing clauses shall be construed both as objects and powers, and the foregoing enumeration of specific powers shall not be held to limit or restrict in any manner the general powers of the Trustees.

         The Trustees shall not be limited to investing in obligations maturing before the possible termination of the Trust, nor shall the Trustees be limited by any law limiting the investments which may be made by fiduciaries.

         SECTION 3.3. LEGAL TITLE. Legal title to all the Trust Property shall be vested in the Trustees except that the Trustees shall have power to cause legal title to any Trust Property to be held by or in the name of one or more of the Trustees, or in the name of the Trust, or in the name of any other Person as nominee, on such terms as the Trustees may determine, provided that the interest of the Trust therein is appropriately protected. The right, title and interest of the Trustees in the Trust Property shall vest automatically in each Person who may hereafter become a Trustee. Upon the resignation, removal or death of a Trustee, he shall automatically cease to have any right, title or interest in any of the Trust Property, and the right, title and interest of such Trustee in the Trust Property shall vest automatically in the remaining Trustees. Such vesting and cessation of title shall be effective whether or not conveyancing documents have been executed and delivered.

         SECTION 3.4. ISSUANCE AND REPURCHASE OF SECURITIES. The Trustees shall have the power to issue, sell, repurchase, redeem, retire, cancel, acquire, hold, resell, reissue, dispose of, transfer, and otherwise deal in Shares and, subject to the provisions set forth in Articles VI, VII, VIII, and IX hereof, to apply to any such repurchase, redemption, retirement, cancellation or acquisition of Shares any funds or property of the Trust whether capital or surplus or otherwise, to the full extent now or hereafter permitted by the laws of the of Ohio governing business corporations.

         SECTION 3.5. BORROWING MONEY; LENDING TRUST ASSETS. The Trustees shall have power to borrow money or otherwise obtain credit to secure the same by mortgaging, pledging or otherwise subjecting as security the assets of the Trust, to endorse, guarantee, or undertake the performance of any obligation, contract or engagement of any other Person and to lend Trust assets.

         SECTION 3.6. DELEGATION; COMMITTEES. The Trustees shall have power to delegate from time to time to such of their number or to officers, employees or agents of the Trust the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Trustees or otherwise as the Trustees may deem expedient, to the extent such delegation is permitted by the 1940 Act, including without implied limitation the power and authority to act in the name of the Trust and of the Trustees, to sign documents and to act as attorney-in-fact for the Trustees.

         SECTION 3.7. COLLECTION AND PAYMENT. The Trustees shall have power to collect all property due to the Trust; to pay all claims, including taxes, against the Trust Property; to prosecute, defend, compromise or abandon any claims relating to the Trust Property; to foreclose any security interest securing any obligations, by virtue of which any property is owed to the Trust; and to enter into releases, agreements and other instruments.

         SECTION 3.8. EXPENSES. The Trustees are authorized to pay or cause to be paid out of the principal or income of the Trust, or partly out of principal and partly out of income, and to charge or allocate the same to, between or among such one or more of the Series or Classes that may be established pursuant to Article VI, as the Trustees deem fair, all expenses, fees, charges, taxes and liabilities incurred or arising in connection with the Trust, or in connection with the management thereof, including, but not limited to, the Trustees' compensation and such expenses and charges for the services of the Trust's officers, employees, Investment Adviser, Distributor, Administrator, Transfer Agent, auditor, counsel and such other agents, consultants and independent contractors and such other expenses and charges as the Trustees may deem necessary or proper to incur. Without limiting the generality of any other provision hereof, the Trustees shall be entitled to reasonable compensation from the Trust for their services as Trustees and may fix the amount of such compensation.

         SECTION 3.9. MANNER OF ACTION; BYLAWS. Except as otherwise provided herein or in the Bylaws or in the 1940 Act, any action to be taken by the Trustees may be taken by a majority of the Trustees present at a meeting of Trustees (a quorum being present), including any meeting held by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, or by written consents of a majority of the Trustees (unless a higher proportion is required by the 1940 Act or other applicable law). The Trustees may adopt Bylaws not inconsistent with this Declaration to provide for the conduct of the business of the Trust and may amend or repeal such Bylaws to the extent such power is not reserved to the Shareholders.

         Notwithstanding the foregoing provisions of this Section 3.9 and in addition to such provisions or any other provision of this Declaration or of the Bylaws, the Trustees may by resolution appoint a committee consisting of less than the whole number of Trustees then in office, which committee may be empowered to act for and bind the Trustees and the Trust, as if the acts of such committee were the acts of all the Trustees then in office, with respect to the institution, prosecution, dismissal, settlement, review or investigation of any action, suit or proceeding which shall be pending or threatened to be brought before any court, administrative agency or other adjudicatory body.

         SECTION 3.10. MISCELLANEOUS POWERS. The Trustees shall have the power to: (a) employ or contract with such Persons as the Trustees may deem desirable for the transaction of the business of the Trust; (b) enter into joint ventures, partnerships and any other combinations or associations; (c) remove Trustees or fill vacancies in or add to their number, elect and remove such officers and appoint and terminate such agents or employees as they consider appropriate, any one or more of the foregoing of whom may be a Trustee, and appoint from their own number, and terminate, any one or more committee which may exercise some or all of the power and authority of the Trustees as the Trustees may determine;
(d) purchase, and pay for out of Trust Property, insurance policies insuring the assets of the Trust and the payment of distributions and principal on its portfolio investments and insurance policies insuring the Shareholders, Trustees, officers, employees, agents, investment advisers, distributors, selected dealers or independent contractors of the Trust against all claims arising by reason of holding or having held any such position or by reason of any action taken or omitted by any such Person in such capacity, whether or not constituting negligence, or whether or not the Trust would have the power to indemnify such Person against such liability; (e) establish pension, profit-sharing, Share purchase, and other retirement, incentive and benefit plans for any Trustees, officers, employees and agents of the Trust; (f) to the extent permitted by law, indemnify any person with whom the Trust has dealings, including the Investment Adviser, Distributor, Administrator, Transfer Agent and selected dealers, to such extent the Trustees shall determine; (g) guarantee indebtedness or contractual obligations of others; (h) determine and change the fiscal year of the Trust and the method by which its accounts shall be kept; and
(i) adopt a seal for the Trust, but the absence of such seal shall not impair the validity of any instrument executed on behalf of the Trust.

         SECTION 3.11. LITIGATION. The Trustees shall have the power to engage in and to prosecute, defend, compromise, abandon, or adjust, by arbitration, or otherwise, any actions, suits, proceedings, disputes, claims, and demands relating to the Trust, and out of the assets of the Trust to pay or to satisfy any debts, claims or expenses incurred in connection therewith, including those of litigation, and such power shall include without limitation the power of the

Trustees or any appropriate committee thereof, in the exercise of their or its good faith business judgment, to dismiss any action, suit, proceeding, dispute, claim, or demand, derivative or otherwise, brought by any person, including a Shareholder in its own name or the name of the Trust, whether or not the Trust or any of the Trustees may be named individually therein or the subject matter arises by reason of business for or on behalf of the Trust.

                                   ARTICLE IV

                 INVESTMENT ADVISER, DISTRIBUTOR, ADMINISTRATOR
                               AND TRANSFER AGENT

         SECTION 4.1. INVESTMENT ADVISER. Subject to a Majority Shareholder Vote unless such vote is not required pursuant to the 1940 Act or Commission rule or exemption, the Trustees may, in their discretion, from time to time enter into one or more investment advisory or management contracts whereby the other party to such contract shall undertake to furnish the Trust such management, investment advisory, statistical and research facilities and services, promotional activities, and such other facilities and services, if any, as the Trustees shall from time to time consider desirable and all upon such terms and conditions as the Trustees may, in their discretion, determine. Notwithstanding any provisions of the Declaration, the Trustees may authorize the Investment Adviser (subject to such general or specific instructions as the Trustees may from time to time adopt) to effect purchases, sales, loans or exchanges of portfolio securities of the Trust on behalf of the Trustees or may authorize any officer, employee or Trustee to effect such purchases, sales, loans or exchanges pursuant to recommendations of the Investment Adviser (and all without further action by the Trustees). Any such purchases, sales, loans and exchanges shall be deemed to have been authorized by all of the Trustees.

         SECTION 4.2. DISTRIBUTOR. The Trustees may, in their discretion, from time to time enter into a contract, providing for the sale of Shares to the Trust at not less than the net asset value per Share (as described in Article VIII hereof), whereby the Trust may either agree to sell the Shares to the other party to the contract or appoint such other party its sales agent for such Shares. In either case, the contract shall be on such terms and conditions as the Trustees may in their discretion determine not inconsistent with the provisions of this Article IV or the Bylaws; and such contract may also provide for the repurchase or sale of Shares of the Trust by such other party as principal or as agent of the Trust and may provide that such other party may enter into selected dealer agreements with registered securities dealers or other qualified distributors to further the purpose of the distribution or repurchase of the Shares.

         SECTION 4.3. ADMINISTRATOR. The Trustees may, in their discretion, from time to time enter into an administrative services agreement whereby the other party to such contract shall provide facilities, equipment, and personnel to carry out certain administrative services for the operation of the business and affairs of the Trust and each of its separate Series, including the fund accounting responsibilities with respect to the Trust, the Series and any Classes. The contract shall have such terms and conditions as the Trustees may, in their discretion, determine not inconsistent with the Declaration or the Bylaws. Such services may be provided by one or more Persons.

         SECTION 4.4. TRANSFER AGENT. The Trustees may, in their discretion, from time to time enter into a transfer agency and shareholder service contract whereby the other party to such contract shall undertake to furnish transfer agency and shareholder services to the Trust. The contract shall have such terms and conditions as the Trustees may, in their discretion, determine not inconsistent with the Declaration or the Bylaws. Such services may be provided by one or more Persons.

         SECTION 4.5. PARTIES TO CONTRACT. Subject to compliance with the provisions of the 1940 Act, but not withstanding any limitations of present and future law or custom in regard to delegation of powers by trustees generally, the Trustees may, at any time and without limiting the generality of their powers and authority otherwise set forth herein, enter into one or more exclusive or non-exclusive contracts with any one or more corporations, trusts, associations, partnerships, limited partnerships, other types of organizations or individuals ("Contracting Party") to provide for the performance and assumption of the services, duties and responsibilities to, for or of the Trust and /or the Trustees as described in Sections 4.1, 4.2, 4.3, and 4.4 above and to provide for the performance and assumption of such other services, duties and responsibilities in addition to those set forth above as the Trustees may determine appropriate (collectively, such services, duties and responsibilities are referred to as "Services").

         The same person may be the Contracting Party for some or all of the Services and the contracts with respect thereto may contain such terms interpretive of or in addition to the delineation of the Services for, including provisions (to the extent consistent with the 1940 Act) relating to the standard of duty of and the rights to indemnification of the Contacting Party and others, as the Trustees may determine. Subject to the 1940 Act, nothing herein shall preclude, prevent or limit the Trust or a Contracting Party from entering into sub-contractual arrangements for any of the Services.

         Subject to the provisions of the 1940 Act, the fact that:

         (a) any of the Shareholders, Trustees or officers of the Trust is a shareholder, director, officer, partner, trustee, employee, manager, investment adviser, distributor or agent of or for any Contracting Party, or of or for any parent or affiliate of any Contracting Party or that the Contracting Party or any parent or affiliate thereof is a Shareholder or has an interest in the Trust; or

         (b) any Contracting Party may have a contract providing for the rendering of any similar Services to one or more other corporations, trusts, associations, partnerships, limited partnerships or other organizations, or has other business or interests shall not affect the validity of any contract for the performance and assumption of Services or disqualify any Shareholder, Trustee or officer of the Trust from voting upon or executing the same or create any liability or accountability to the Trust or its Shareholders, provided in the case of any relationship or interest referred to in the preceding clause (a) on the part of on the part of any Trustee or officer of the Trust either (i) the material facts as to such relationship of interest have been disclosed to or are known by the Trustees not having any such relationship or interest and the contract involved is approved in good faith by a majority of such Trustees not having any such relationship or interest (even though such unrelated or disinterested Trustees are less than a quorum of all of the Trustees); or (ii) the material facts as to such relationship or interest and as to the contract have been disclosed to or are known by the Shareholders entitled to vote thereon and the contract involved is specifically approved in good faith by vote of the Shareholders; or (iii) the specific contract involved is fair to the Trust as of the time it is authorized, approved or ratified by the Trustees or by the Shareholders.

         SECTION 4.6. COMPLIANCE WITH 1940 ACT. Any contract entered into pursuant to Sections 4.1 or 4.2 shall be consistent with and subject to the requirements of Section 15 of the 1940 Act (including any amendment thereof or other applicable Act of Congress hereafter enacted) with respect to its continuance in effect, its termination and the method of authorization and approval of such contract or renewal thereof.

                                    ARTICLE V

                    LIMITATIONS OF LIABILITY OF SHAREHOLDERS
                               TRUSTEES AND OTHERS

         SECTION 5.1. NO PERSONAL LIABILITY OF SHAREHOLDERS, TRUSTEES, ETC. No Trustee, officer, employee or agent of the Trust shall be subject to any personal liability whatsoever to any Person, other than the Trust or its Shareholders, in connection with Trust Property or the affairs of the Trust, except that arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his duty to such Person; and all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust.

         No Shareholder as such shall be subject to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. If any Shareholder or former Shareholder shall be charged or held personally liable for any obligation or liability of the Trust solely by reason of being or having been a Shareholder and not because of such Shareholder's acts or omissions or for some other reason, the Trust (upon proper and timely request by the Shareholder) shall assume the defense against such charge and satisfy any judgment or settlement thereon, and the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets of the Trust Property to be held harmless from and indemnified against all loss and expense arising from such liability.

         The exercise by the Trustees of their powers and discretion hereunder shall be binding upon everyone interested. A Trustee shall be liable for his own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law. Subject to the foregoing, (a) the Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, consultant, Investment Adviser, Distributor, Administrator, or Transfer Agent of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee; and (b) the Trustees may rely on the advice of counsel or experts as described in Section 5.6 below.

         SECTION 5.2.  MANDATORY INDEMNIFICATION.

         (a) Subject to the exceptions and limitations contained in paragraph
         (b) below:

                  (i) Every person who is, or has been a Trustee or officer of the Trust shall be indemnified by the Trust against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof.

                  (ii) The words "claim", "action", "suit" or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened; and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

         (b) No indemnification shall be provided hereunder to a Trustee or officer:

                  (i) against any liability to the Trust or the Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

                  (ii) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith or in the reasonable belief that his action was in or not opposed to the best interest of the Trust; or

                  (iii) in the event of a settlement or other disposition not involving a final adjudication as provided in paragraphs
                  (b)(i) or (b)(ii) resulting in a payment by a Trustee or officer, unless there has been either a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or by a reasonable determination, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that he did not engage in such conduct:

                           (A) by vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

                           (B) by written opinion of independent legal counsel.

         (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Trustee or officer may now or hereafter be entitled, shall continue as to a Person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors and administrators of such Person. Nothing contained herein shall affect any rights to indemnification to which personnel other than Trustees and officers may be entitled by contract or otherwise under law.

         (d) Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 5.2 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 5.2, provided that either:

                  (i) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

                  (ii) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

         As used in this Section 5.2, a "Disinterested Trustee" is one (i) who is not an "Interested Person" of the Trust (including anyone who has been exempted from being an "Interested Person" by any rule, regulation or order of the Commission), and (ii) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same similar grounds is then or had been pending.

         Agents and employees of the Trust who are not Trustees or officers of the Trust may be indemnified under the same standards and procedures set forth in this Section 5.2., in the discretion of the Board.

         SECTION 5.4. NO BOND REQUIRED OF TRUSTEES. No Trustee shall be obligated to give any bond or other security for the performance of any of his duties hereunder.

         SECTION 5.5. NO DUTY OF INVESTIGATION; NOTICE IN TRUST INSTRUMENTS, ETC. All Persons extending credit to, contracting with or having any claim against the Trust shall look only to the assets of the Trust for payment under such credit, contract or claim; and neither the Shareholders nor the Trustees, nor any of the Trust's officers, employees or agents, whether past, present or future, shall be personally liable therefor. Every obligation, contract, instrument, certificate, Share, other security of the Trust or undertaking, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively presumed to have been executed or done by the executors thereof only in their capacity as Trustees under the Declaration or in their capacity as officers, employees or agents of the Trust and not personally. Every written obligation, contract, instrument, certificate, Share, other security of the Trust or undertaking made or issued by the Trustees or by any officer, employee or agent may give notice that this Declaration of Trust is on file with the Secretary of State of Ohio and recite that the same is executed or made by them not individually, but as Trustee, officer, employee or agent, and that the obligations of any such instrument are not binding upon any of the them or Shareholders, individually, but bind only the estate of the applicable Trust, Series or Class, as set forth in Section 1746.13(A), Ohio Revised Code, and may contain any further recital which they or he may deem appropriate, but the omission of such recital shall not operate to bind the Trustees individually. The Trustees may at all times maintain insurance for the protection of the Trust Property, its Shareholders, Trustees, officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible tort liability, and such other insurance as the Trustees in their sole judgment shall deem advisable.

         SECTION 5.6. RELIANCE ON EXPERTS, ETC. Each Trustee and officer or employee of the Trust shall, in the performance of his duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel, or upon reports made to the Trust by any of its officers or employees or by the Investment Adviser, the Distributor, the Administrator, Transfer Agent, selected dealers, accountants, appraisers or other experts or consultants selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or expert may also be a Trustee.

         SECTION 5.7. INDEMNIFICATION NOT EXCLUSIVE, ETC. The right of indemnification provided by this Article V shall not be exclusive of or affect any other rights to which any Trustee or officer may be entitled. As used in this Article V, Trustee or officer shall include such person's heirs, executors and administrators. Nothing contained in this Article V shall affect any rights to indemnification to which personnel of the Trust, other than any Trustee or officer, may be entitled, by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

         SECTION 5.8. LIABILITY OF SERIES. Liabilities belonging to any Series or Class of the Trust, including, without limitation, expenses, fees, charges, taxes, and liabilities incurred or arising in connection with the management thereof, shall be paid only from the assets belonging to that Series or Class.

                                   ARTICLE VI

                          SHARES OF BENEFICIAL INTEREST

         SECTION 6.1. BENEFICIAL INTEREST. The interest of the Shareholders hereunder shall be divided into transferable shares of beneficial interest, without par value. The number of shares of beneficial interest authorized hereunder, and the number of Shares of each Series or Class thereof that may be issued hereunder, is unlimited. The Trustees shall have the exclusive authority without the requirement of Shareholder authorization or approval to establish and designate one or more Series of Shares and one or more Classes thereof as the Trustees deem necessary, appropriate or desirable. Each Share of any Series shall represent a beneficial interest only in the assets of that Series. Subject to the provisions of Section 6.11 hereof, the Trustees may also authorize the creation of additional Series of Shares (the proceeds of which may be invested in separate and independent investment portfolios) and additional Classes of Shares within any Series. All Shares issued hereunder including, without limitation, Shares issued in connection with a dividend in Shares or a split of Shares, shall be fully paid and non-assessable.

         SECTION 6.2. ESTABLISHMENT AND DESIGNATION OF SERIES. Without limiting the authority of the Trustees set forth above to establish and designate any further Series or Class or to classify all or any part of the issued Shares of any Series to make them part of an existing or newly created Class or to amend rights and preferences of new or existing Series or Class, including the following Series, all without Shareholder approval, there are hereby established and designated, subject to the provisions and rights of this Declaration of Trust, Series of Shares designated:

   Series A which shall represent interests in the Gartmore Mid Cap Growth Leaders Fund (formerly known as the "Gartmore Millennium Growth Fund," the "Nationwide Quest Fund" and the "Nationwide Mid Cap Growth Fund")

   Series B which shall represent interests in the Gartmore Growth Fund(1) (formerly known as the "Nationwide Growth Fund")

   Series C which shall represent interests in the Gartmore Nationwide Fund(4) (formerly known as the "Gartmore Total Return Fund" and the "Nationwide Fund(1)")

   Series D which shall represent interests in the Gartmore Bond Fund(2) (formerly known as the "Nationwide Bond Fund")

   Series E which shall represent interests in the Gartmore Tax-Free Income Fund(2) (formerly known as the "Nationwide Tax-Free Income Fund")

   Series G which shall represent interests in the Gartmore Government Bond Fund(2) (formerly known as the "Nationwide Intermediate U.S. Government Bond Fund" and "Nationwide Government Bond Fund"(1))

   Series H which shall represent interests in the Gartmore Money Market Fund(2) (formerly known as the "Nationwide Money Market Fund") (the "Money Market Fund")

   Series I which shall represent interests in the Gartmore S&P 500 Index Fund(5) (formerly known as the "Nationwide S&P 500 Index Fund") the "S&P 500 Index Fund")

   Series J which shall represent interests in the Gartmore Small Cap Fund(5) (formerly known as the "Nationwide Small Cap Fund" and the "Prestige Small Cap Fund"(1))

   Series M which shall represent interests in the Gartmore Large Cap Value Fund(2) (formerly known as the "Prestige Large Cap Value Fund" and the "Nationwide Large Cap Value Fund"(1))

   Series O which shall represent interests in the Gartmore Morley Capital Accumulation Fund(2) (formerly known as the "Morley Capital Accumulation Fund" and the "Nationwide Morley Capital Accumulation Fund"(1))

   Series P           which shall represent interests in the Gartmore U.S.
                      Growth Leaders Fund(2) (formerly known as the "Nationwide Focus Fund" and the "Gartmore Growth 20 Fund")

   Series Q which shall represent interests in the Gartmore High Yield Bond Fund(2) (formerly known as the "Nationwide High Yield Bond Fund")

   Series R which shall represent interests in the Gartmore Value Opportunities Fund(1) (formerly known as the "Nationwide Small Cap Value Fund II" and "Nationwide Value Opportunities Fund")

   Series S which shall represent interests in the Gartmore Morley Enhanced Income Fund(2) (formerly known as the "Morley Enhanced Income Fund" and the "Nationwide Morley Enhanced Income Fund"(1))

   Series T which shall represent interests in the Gartmore Small Cap Index Fund(5) (formerly known as the "Nationwide Small Cap Index Fund")

   Series U which shall represent interests in the Gartmore Mid Cap Market Index Fund(5) (formerly known as the "Nationwide Mid Cap Market Index Fund" and the "Nationwide Mid Cap Index Fund II")

   Series V which shall represent interests in the Gartmore International Index Fund(5) (formerly known as the "Nationwide International Index Fund")

   Series W which shall represent interests in the Gartmore Bond Index Fund(5) (formerly known as the "Nationwide Bond Index Fund," (collectively, Series T-W are the "Gartmore Index Funds")

   Series X which shall represent interests in the Series X, which shall represent interests in the Gartmore Investor Destinations Aggressive Fund(2) (formerly known as the "Investor Destinations Aggressive Fund" and the "Nationwide Investor Destinations Aggressive Fund"(1))

   Series Y which shall represent interests in the Gartmore Investor Destinations Moderately Aggressive Fund(2) (formerly known as the "Investor Destinations Moderately Aggressive Fund" and the "Nationwide Investor Destinations Moderately Aggressive Fund"(1))

   Series Z which shall represent interests in the Gartmore Investor Destinations Moderate Fund(2) (formerly known as the "Investor Destinations Moderate Fund" and the "Nationwide Investor Destinations Moderate Fund(1))

   Series AA          which shall represent interests in the Gartmore Investor
                      Destinations Moderately Conservative Fund(2) (formerly known as the "Investor Destinations Moderately
                      Conservative Fund" and the "Nationwide Investor
                      Destinations Moderately Conservative Fund"(1))

   Series BB          which shall represent interests in the Gartmore Investor
                      Destinations Conservative Fund(2) (formerly known as the
                      "Investor Destinations Conservative Fund" and the
                      "Nationwide Investor Destinations Conservative Fund"(1))
                      (collectively, Series X-BB are the "Investor Destinations
                      Series")

   Series DD          which shall represent interests in the Gartmore Global
                      Technology and Communications Fund (formerly known as the "Nationwide Global Technology and Communications Fund")

   Series EE          which shall represent interests in the Gartmore Global
                      Health Sciences Fund (formerly known as the "Nationwide
                      Global Life Sciences Fund")

   Series FF          which shall represent interests in the NorthPointe Small
                      Cap Value Fund

   Series GG          which shall represent interests in the Gartmore Emerging
                      Markets Fund

   Series HH          which shall represent interests in the Gartmore European
                      Leaders Fund(2) (formerly known as the "Gartmore European
                      Growth Fund")

   Series II          which shall represent interests in the Gartmore Worldwide
                      Leaders Fund(2) (formerly known as the "Gartmore Global
                      Leaders Fund")

   Series JJ          which shall represent interests in the Gartmore Small Cap
                      Growth Fund (formerly known as the "Gartmore Global Small
                      Companies Fund")

   Series KK          which shall represent interests in the Gartmore
                      International Growth Fund

   Series LL          which shall represent interests in the Gartmore OTC Fund

   Series NN          which shall represent interests in the Gartmore Asia
                      Pacific Leaders Fund

   Series OO          which shall represent interests in the Gartmore Global
                      Utilities Fund

   Series PP          which shall represent interests in the Gartmore Global
                      Financial Services Fund

   Series QQ          which shall represent interests in the Gartmore Nationwide
                      Leaders Fund(3) (formerly known as the "Gartmore U.S.
                      Leaders Fund")

   Series RR          which shall represent interests in the Gartmore Micro Cap
                      Equity Fund

   Series SS          which shall represent interests in the Gartmore Mid Cap
                      Growth Fund

   Series TT          which shall represent interests in the Gartmore U.S Growth
                      Leaders Long-Short Fund(6) (formerly known as the
                      "Gartmore Long-Short Equity Plus Fund")

   Series UU          which shall represent interests in the Gartmore Nationwide
                      Principal Protected Fund

   Series VV          which shall represent interests in the Gartmore Long-Short
                      Fund

   Series WW          which shall represent interests in the Gartmore Market
                      Neutral Bond Plus Fund

   Series XX          which shall represent interests in the Gartmore
                      Convertible Fund

   Series YY          which shall represent interests in the Gartmore China
                      Opportunities Fund

   Series ZZ          which shall represent interests in the Gartmore Global
                      Natural Resources Fund

   Series AAA         which shall represent interests in the Gartmore Optimal
                      Allocations Fund: Aggressive (formerly known as the
                      "Gartmore Actively Managed Aggressive Asset Allocation
                      Fund")

   Series BBB         which shall represent interests in the Gartmore
                      OptimalAllocations Fund: Moderately Aggressive (formerly know as the "Gartmore Actively Managed Moderately
                      Aggressive Asset Allocation Fund")

   Series CCC         which shall represent interests in the Gartmore Optimal
                      Allocations Fund: Moderate (formerly known as the
                      "Gartmore Actively Managed Moderate Asset Allocation
                      Fund")

   Series DDD         which shall represent interests in the Gartmore Optimal
                      Allocations Fund: Specialty (formerly know as the
                      "Gartmore Actively Managed Specialty Asset Allocation
                      Fund")

   Series EEE         which shall represent interests in the NorthPointe Small
                      Cap Growth Fund

         (1) Each of the name changes for these Funds were effective March 1, 2001.

         (2)  Each of these name changes were effective January 25, 2002.

         (3)  This name change was effective May 1, 2002.

         (4)  This name change was effective March 1, 2003.

         (5)  This name change was effective March 1, 2004.

         (6) This name change will be effective when the amendment to the Trust's registration statement implementing the change is effective.

         The Gartmore Nationwide Fund, Gartmore Growth Fund, and Gartmore Mid Cap Growth Leaders Fund (formerly know as the "Millennium Growth Fund") will issue seven Classes of Shares, which Classes shall be known as Class A, Class B, Class C, Class D, Class R, Institutional Service Class Shares and Institutional Class Shares.

         The Gartmore Government Bond Fund, Gartmore Tax-Free Income Fund and Gartmore Bond Fund (each a "Fixed Income Fund") will issue seven Classes of Shares, which Classes shall be known as Class A, Class B, Class C, Class D, Class X (formerly Class B until September 1, 2003) , Class Y (formerly Class C until September 1, 2003) and Institutional Class Shares, and Gartmore Government Bond Fund and Gartmore Bond Fund will also issue Class R Shares. Beginning September 1, 2003, Class X Shares of each Fixed Income Fund will only be available for new purchases by the then current shareholders of newly designated Class X Shares of each such Fixed Income Fund. Also, as of September 1, 2003, Class Y Shares of each Fixed Income Fund will only be available for new purchases by the then current shareholders of the newly designated Class Y Shares of each such Fixed Income Fund.

         The Money Market Fund will issue four classes of Shares known as Class C, Institutional Class, Service Class and Prime Shares.

         The Gartmore Morley Capital Accumulation Fund will issue four Classes of Shares known as Class A, Service Class, Institutional Class and IRA Shares.

         The Gartmore S&P 500 Index Fund will issue eight Classes of Shares known as Local Fund, Class A, Class B, Class C, Class R, Institutional Service Class, Institutional Class, and Service Class Shares.

         The Gartmore Morley Enhanced Income Fund will issue four Classes of Shares known as Class A, Class R, Institutional Service Class, and Institutional Class Shares.

         The Gartmore Index Funds will issue five Classes of Shares known as Class A, Class B, Class C, Class R, and Institutional Class Shares.

         The Investor Destinations Series will issue six Classes of Shares known as Class A, Class B, Class C, Class R, Service Class and Institutional Shares.

         NorthPointe Small Cap Value Fund will issue one Class of Shares known as Institutional Class Shares.

         The Gartmore Nationwide Principal Protected Fund will issue three Classes of Shares known as Class A, Class B and Class C Shares.

         The Gartmore OTC Fund, Gartmore Long-Short Fund, and Gartmore Market Neutral Bond Plus Fund will issue five Classes of Shares known as Class A, Class B, Class C, Institutional Service Class, and Institutional Class Shares.

         The Gartmore European Leaders Fund and Gartmore Asia Pacific Leaders Fund, will issue four Classes of Shares known as Class A, Class B, Class C, and Institutional Service Class Shares.

         The Gartmore Micro Cap Equity Fund, Gartmore Mid Cap Growth Fund, Gartmore U.S Growth Leaders Long-Short Fund, Gartmore Convertible Fund, Gartmore Small Cap Growth Fund, Gartmore Large Cap Value Fund, Gartmore Small Cap Fund, Gartmore U.S. Growth Leaders Fund, Gartmore Nationwide Leaders Fund, Gartmore Worldwide Leaders Fund, Gartmore High Yield Bond Fund, Gartmore Value Opportunities Fund, Gartmore Global Technology and Communications Fund, Gartmore Global Financial Services Fund, Gartmore Global Utilities Fund, Gartmore Global Health Sciences Fund, Gartmore Emerging Markets Fund and Gartmore International Growth Fund Gartmore China Opportunities Fund, Gartmore Global Natural Resources Fund, Gartmore Optimal Allocations Fund: Aggressive (formerly know as the "Gartmore Actively Managed Aggressive Asset Allocation Fund"), Gartmore Optimal Allocations Fund: Moderately Aggressive (formerly know as the "Gartmore Actively Managed Moderately Aggressive Asset Allocation Fund"), Gartmore Optimal Allocations Fund: Moderate (formerly know as the "Gartmore Actively Managed Moderate Asset Allocation Fund"), and Gartmore Optimal Allocations Fund:
Specialty (formerly know as the "Gartmore Actively Managed Specialty Asset Allocation Fund") will issue six Classes of Shares known as Class A, Class B, Class C, Class R, Institutional Service Class, and Institutional Class Shares.

         SECTION 6.3. RIGHTS OF SHAREHOLDERS. The ownership of the Trust Property and the property of each Series of the Trust and the right to conduct any business as described herein are vested exclusively in the Trustees, and the Shareholders shall have no interest therein other than the beneficial interest conferred by their Shares, and they shall have no right to call for any partition or division of any property, profits, rights or interests of the Trust nor can they be called upon to assume any losses of the Trust or suffer an assessment of any kind by virtue of their ownership of Shares. Every Shareholder by virtue of having become a Shareholder shall be held to have expressly assented and agreed to the terms hereof and to have become a party hereto. The Shares shall be personal property giving only the rights in the Declaration specifically set forth. The Shares shall not entitle the holder to preference, preemptive, appraisal, conversion or exchange rights, except as the Trustees may determine with respect to any Series or Class of Shares. The death of a Shareholder during the continuance of the Trust shall not operate to terminate the Trust nor entitle the representative of any deceased Shareholder to an accounting or to take any action in court or elsewhere against the Trust or the Trustees, but only to the rights of said decedent under this Declaration of Trust.

         SECTION 6.4. TRUST ONLY. It is the intention of the Trustees to create only the relationship of Trustee and beneficiary between the Trustees and each Shareholder from time to time. It is not the intention of the Trustees to create a general partnership, limited partnership, joint stock association, corporation, bailment or any form of legal relationship other than an Ohio business trust. Nothing in the Declaration shall be construed to make the Shareholders, either by themselves or with the Trustees, partners or members of a joint stock association.

         SECTION 6.5. ISSUANCE OF SHARES. The Trustees, in their discretion, may, from time to time without vote of the Shareholders, issue Shares, in addition to the then issued and outstanding Shares and Shares held in the treasury, to such party or parties and for such amount and type of consideration, including cash or property, at such time or times (including, without limitation, each business day in accordance with the determination of net asset value per Share as set forth in Section 8.1 hereof), and on such terms as the Trustees may deem best, except that only Shares previously contracted to be sold may be issued during any period when the right of redemption is suspended, and may in such manner acquire other assets (including the acquisition of assets subject to, and in connection with the assumption of liabilities) and businesses. In connection with any issuance of Shares, the Trustees may issue fractional Shares and reissue and resell full and fractional Shares held in the treasury. Any outstanding fractional Share of any Series shall carry proportionately all the rights and obligations of a whole Share of that Series, including with respect to voting, receipt of dividends and distributions, redemption of Shares, and liquidation of the Trust. Shares may also be issued in separate Series or Classes as provided in Section 6.11 hereof. The Trustees may from time to time divide or combine the Shares into a greater or lesser number without thereby changing the proportionate beneficial interests in the Trust. Contributions to the Trust may be accepted for, and Shares shall be redeemed as, whole Shares and/or 1/1,000ths of a Share or integral multiples thereof.

         SECTION 6.6. REGISTER OF SHARES; SHARE CERTIFICATES. A register will be kept at the principal office of the Trust or at an office of the Transfer Agent which shall contain the names and addresses of the Shareholders and the number of Shares held by them respectively and a record of all transfers thereof. Such register shall be conclusive as to who are the holders of the Shares and who shall be entitled to receive dividends or distributions or otherwise to exercise or enjoy the rights of Shareholders. No Shareholder shall be entitled to receive payment of any dividend or distribution, nor to have notice given to him as herein or in the Bylaws provided, until he has given his address to the Transfer Agent or such other officer or agent of the Trustees as shall keep the said register for entry thereon. It is not contemplated that certificates will be issued for the Shares; however, the Trustees, in their discretion, may authorize the issuance of Share certificates and promulgate appropriate rules and regulations as to their use.

         SECTION 6.7. TRANSFER OF SHARES. Shares shall be transferable on the records of the Trust only by the record holder thereof or by his agent thereunto duly authorized in writing, upon delivery to the Trustees or the Transfer Agent of a duly executed instrument of transfer, together with such evidence of the genuineness of each such execution and authorization and of other matters as may reasonably be required. Upon such delivery, the transfer shall be recorded on the register of the Trust. Until such record is made, the Shareholder of record shall be deemed to be the holder of such Shares for all purposes hereunder and neither the Trustees nor any Transfer Agent or registrar nor any officer, employee or agent of the Trust shall be affected by any notice of the proposed transfer.

         Any person becoming entitled to any Shares in consequence of the death, bankruptcy, or incompetence of any Shareholder, or otherwise by operation of law, shall be recorded on the register of Shares as the holder of such Shares upon production of the proper evidence thereof to the Trustees or the Transfer Agent, but until such record is made, the Shareholder of record shall be deemed to be the holder of such Shares for all purposes hereunder and neither the Trustees nor any Transfer Agent or registrar nor any officer or agent of the Trust shall be affected by any notice of such death, bankruptcy or incompetence, or other operation of law.

         SECTION 6.8. NOTICES. Any and all notices to which any Shareholder may be entitled and any and all communications shall be deemed duly served or given if mailed, postage prepaid, addressed to any Shareholder of record at his last known address as recorded on the register of the Trust.

         SECTION 6.9. TREASURY SHARES. Shares held in the treasury shall, until reissued pursuant to Section 6.5, not confer any voting rights on the Trustees, nor shall such Shares be entitled to any dividends or other distributions declared with respect to the Shares.

         SECTION 6.10. INVESTMENTS IN TRUST. The Trustees may accept investments in the Trust from such persons and on such terms and for such consideration, not inconsistent with the provisions of the 1940 Act, as they from time to time authorize. The Trustees may authorize any Distributor, Custodian, Transfer Agent or other Person to accept orders for the purchase of Shares that conform to such authorized terms and to reject any purchase orders for Shares whether or not conforming to such authorized terms.

         SECTION 6.11. SERIES OR CLASS DESIGNATION. The Trustees, in their discretion, may authorize the issuance of Shares of multiple Series or Classes, and the different Series or Classes shall be established and designated, and the variations in the relative rights and preferences as between the different Series or Classes shall be fixed and determined by the Trustees, provided, that all Shares shall be identical except that there may be variations so fixed and determined between different Series as to investment objective, purchase price, right of redemption and the price, terms and manner of redemption, special and relative rights as to dividends and on liquidation, conversion rights, conditions under which the several Series shall have separate voting rights or no voting rights, and such other matters, as the Trustees deem appropriate. All references to Shares in the Declaration shall be deemed to be shares of any or all Series as the context may require.

         If the Trustees shall authorize the issuance of Shares of the Trust with multiple Series or Classes, the following provisions shall be applicable:

         (a) The number of authorized shares and the number of shares of each Series or Class that may be issued shall be unlimited. The Trustees may classify or reclassify any unissued Shares or any Shares previously issued and reacquired of any Series or Class into one or more other Series, or one or more other Classes that may be established and designated from time to time. The Trustees may hold as treasury shares (of the same or some other Series or Class), reissue for such consideration and on such terms as they may determine, or cancel any Shares of any Series or Class reacquired by the Trust at their discretion from time to time.

         (b) The power of the Trustees to invest and reinvest the Trust Property shall be governed by Section 3.2 of this Declaration with respect to the existing Series or Classes which represents the interests in the assets of the Trust immediately prior to the establishment of any additional Series or Classes and the power of the Trustees to invest and reinvest assets applicable to any such additional Series or Classes shall be as set forth in the instrument of the Trustees establishing such Series or Classes which is hereinafter described.

         (c) All consideration received by the Trust for the issue or sale of Shares of a particular Series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to that Series for all purposes, subject only to the rights of creditors of such Series, and shall be so recorded upon the books of account of the Trust. In the event that there are any assets, income, earnings, profits, and proceeds thereof, funds, or payments which are not readily identifiable as belonging to any particular Series, the Trustees or their delegate shall allocate them among any one or more of the Series established and designated from time to time in such manner and on such basis as the Trustees, in their sole discretion, deem fair and equitable. Each such allocation by the Trustees shall be conclusive and binding upon the shareholders of all Series for all purposes. No holder of Shares of any Series shall have any claim on or right to any assets allocated or belonging to any other Series.

         (d) The assets belonging to each particular Series shall be charged with the liabilities of the Trust allocated to that Series and all expenses, costs, charges and reserves attributable to that Series which are not readily identifiable as belonging to any particular Class, and any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as belonging to any particular Series shall be allocated and charged by the Trustees or their delegate to and among any one or more of the Series, established and designated from time to time in such manner and on such basis as the Trustees, in their sole discretion, deem fair and equitable and no Series shall be liable to any person except for its allocated share. Each allocation of liabilities, expenses, costs, charges and reserves by the Trustees or their delegate shall be conclusive and binding upon the Shareholders of all Series and Classes for all purposes. The Trustees shall have full discretion, to the extent not inconsistent with the 1940 Act, to determine which items shall be treated as income and which items as capital; and each such determination and allocation shall be conclusive and binding upon the Shareholders. The assets of a particular Series of the Trust shall, under no circumstances, be charged with liabilities, expenses, costs, charges and reserves attributable to any other Series thereof of the Trust. All Persons extending credit to, contracting with, or having any claim against a particular Series of the Trust shall look only to the assets of that particular Series for payment of such credit, contract or claim.

         (e) With respect to any Series, dividends and distributions on Shares of a particular Series or Class may be paid or credited in such manner and with such frequency as the Trustees may determine, which may be daily or otherwise, pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Trustees may determine, to the holders of Shares of that Series or Class, from such of the income and capital gains, accrued or realized, from the assets belonging to that Series, as the Trustees may determine, after providing for actual and accrued liabilities belonging to that Series or Class or after retaining such amounts as the Trustees may deem desirable to use in the conduct of the Trust's current or future business requirements. All dividends and distributions on Shares of a particular Series or Class shall be distributed pro rata to the holders of that Series or Class in proportion to the number of Shares of that Series or Class held by such holders at the date and time of record established for the payment of such dividends or distributions, except that in connection with any dividend or distribution program or procedure the Trustees may determine that no dividend or distribution shall be payable on Shares as to which the Shareholder's purchase order and/or payment have not been received by the time or times established by the Trustees under such program or procedure. Such dividends and distributions may be made in cash or Shares or a combination thereof as determined by the Trustees or pursuant to any program that the Trustees may have in effect at the time for the election by each Shareholder of the mode of the making of such dividend or distribution to that Shareholder. Any such dividend or distribution paid in Shares will be paid at the net asset value thereof as determined in accordance with
         Section 8.1.

                  The dividends and distributions of investment income and capital gains with respect to Shares of a Class shall be in such amount as may be declared from time to time by the Trustees, and such dividends and distributions may vary between the Classes to reflect differing allocations of the expenses of the Trust between the Classes to such extent and for such purposes as the Trustees may deem appropriate.

         (f) Each Share of a Series of the Trust shall represent a beneficial interest in the net assets of such Series. Each holder of Shares of a Series or Class thereof shall be entitled to receive his pro rata Share of distributions of income and capital gains made with respect to such Series or Class net of liabilities, expenses, costs, charges and reserves belonging and allocated to such Series or Class. Upon redemption of his Shares or indemnification for liabilities incurred by reason of his being or having been a Shareholder of a Series, such Shareholder shall be paid solely out of the funds and property of such Series or Class of the Trust. Upon liquidation or termination of a Series or Class thereof of the Trust, a Shareholder of such Series or Class thereof shall be entitled to receive a pro rata Share of the net assets of such Series based on the net asset value of his Shares. A Shareholder of a particular Series of the Trust shall not be entitled to commence or participate in a derivative or class action on behalf of any other Series or the Shareholders of any other Series of the Trust.

         (g) The proceeds of the redemption of a Class B Share, a Class C Share, a Class X Share, a Class Y Share and certain Class A Shares (including a fractional Share), except those purchased through reinvestment of a dividend or a distribution, shall be reduced by the amount of any applicable contingent deferred sales charge payable on such redemption to the distributor of the applicable Class A Shares, Class B Shares, Class C Shares, Class X Shares or Class Y Shares pursuant to the terms of the issuance of the Shares (to the extent consistent with the 1940 Act, or regulations or exemptions thereunder), and the Trust shall promptly pay to such distributor the amount of any such contingent deferred sales charge.

         (h)(1) Each Class B Share and Class X Share, other than a Share purchased through the reinvestment of a dividend or a distribution with respect to the Class B Share or Class X Share, shall be converted automatically, and without any action or choice on the part of the holder thereof, into Class A Shares, at the relative net asset value of each Class, at the time of the calculation of the net asset value of such Class of Shares on the date that is the first business day of the month after which the seventh anniversary of the issuance of such Class B Shares or Class X Shares occurs (which for the purpose of calculating the holding period required for conversion, shall mean (i) the date on which the issuance of such Class B Shares or Class X Shares occurred or
         (ii) for Class B Shares or Class X Shares obtained through an exchange, the date on which the issuance of the Class B Shares or Class X Shares were exchanged directly, or through a series of exchanges, for the Trust's Class B Shares or Class X Shares (the "Conversion Date")).

         (h)(2) Each Class B Share or Class X Share purchased through the reinvestment of a dividend or a distribution with respect to the Class B Shares or Class X shares, respectively, and the dividends and distributions on such Shares shall be segregated in a separate sub-account on the share records of the Trust for each of the holders of record thereof. On any Conversion Date, a number of the Shares held in the sub-account of the holder of record of the Share or Shares being converted, calculated in accordance with the next following sentence, shall be converted automatically, and without any action of choice on the part of the holder thereof, into Class A Shares of the same Series. The number of Shares in the holder's sub-account so conveyed shall bear the same relation to the total number of Shares maintained in the sub-account on the Conversion Date as the number of Shares of the holder converted on the Conversion Date pursuant to subsection (h)(1) hereof bears to the total number of Class B Shares or Class X Shares of the holder on the Conversion Date not purchased through the automatic reinvestment of dividends or distributions with respect to the Class B Shares or Class X Shares.

         (h)(3) The number of Class A Shares into which a Class B Share or a Class X Share is converted pursuant to subsections (h)(1) and (h)(2) hereof shall equal the number (including for this purpose fractions of a Share) obtained by dividing the net asset value per Share of the Class B Share or Class X Share (as applicable) for purposes of sales and redemptions thereof at the time of the calculation of the net asset value on the Conversion Date by the net asset value per Share of the Class A Shares for the purposes of sales and redemptions thereof at the time of the calculation of the net asset value on the Conversion Date.

         (h)(4) On the Conversion Date, the Class B Shares or Class X Shares converted into Class A Shares will cease to accrue dividends and will no longer be outstanding and the rights of the holders thereof will cease (except the right to receive declared but unpaid dividends to the Conversion Date).

         (h)(5) The Trustees shall have full power and authority to adopt such other terms and conditions concerning the conversion of the Class B Shares and Class X Shares to Class A Shares as they deem appropriate; provided such terms and conditions are not inconsistent with the terms contained herein and subject to any restrictions or requirements under the 1940 Act and the rules, regulations and interpretations thereof promulgated or issued by the Commission or any conditions or limitations contained in an order issued by the Commission applicable to the Trust.

         (i) All Shares of all Series shall have "equal voting rights" as provided in Section 18(i) of the 1940 Act, except as otherwise permitted or required by the 1940 Act. The holder of each of the Shares shall be entitled to one vote for each Share held. The Trustees shall have full power and authority to call meetings of the Shareholders of a particular Class or Classes of Shares or of one or more particular Series of Shares, or otherwise call for the action of such Shareholders on any particular matter. On each matter submitted to a vote of the Shareholders, all Shares of all Series shall vote as a single class ("Single Class Voting"), provided, however, that (a) as to any matter with respect to which a separate vote of any Series is required by the 1940 Act, such requirements as to a separate vote by that Series shall apply in lieu of Single Class Voting as described above; (b) in the event that the separate vote requirements referred to in (a) above apply with respect to one or more Series, then, subject to (c) below, the Shares of all other Series shall vote as a single class; and (c) as to any matter which does not affect the interest of a particular Series, only the holders of Shares of the one or more affected Series shall be entitled to vote.

         (j) Except as otherwise provided in this Article VI, the Trustees shall have full power and authority to determine the designations, preferences, privileges, sales charges, purchase prices, assets, liabilities, expenses, costs, charges and reserves belonging or allocated thereto, limitations and rights, including without limitation voting, dividend, distribution and liquidation rights, of each Series and Class of Shares. Subject to any applicable requirements of the 1940 Act, the Trustees shall have the authority to provide that the Shares of one Class shall be automatically converted into Shares of another Class of the same Series or that the holders of Shares of any Series or Class shall have the right to convert or exchange such Shares into Shares of one or more other Series or Classes of Shares, all in accordance with such requirements, conditions and procedures as may be established by the Trustees.

         (k) The establishment and designation of any Series or Class of shares shall be effective upon the execution by a majority of the then Trustees of an instrument setting forth such establishment and designation and the relative rights and preferences of such Series, or as otherwise provided in such instrument. At any time that there are no shares outstanding of any particular Series or Class previously established and designated, the Trustees may, by an instrument executed by a majority of their number, abolish that Series or Class and the establishment and designation thereof.

         (l) Without limiting the authority of the Trustees set forth above to establish and designate any further Series or Class or to classify all or any part of the issued Shares of any Series to make them part of an existing or newly created Class or to amend rights and preferences of new or existing Series or Class, including the following as set forth in the table below, all without Shareholder approval, there are hereby established and designated, subject to the provisions and rights of this Declaration of Trust:

         Series   Series Name                                                     Classes
         ------   -----------                                                     -------
         A        Gartmore Mid Cap Growth Leaders Fund                          A, B, C, D, R
                                                                                Institutional Service,
                                                                                Institutional
         B        Gartmore Growth Fund                                          A, B, C, D, R
                                                                                Institutional Service,
                                                                                Institutional
         C        Gartmore Nationwide Fund                                      A, B, C, D, R
                                                                                Institutional Service,
                                                                                Institutional
         D        Gartmore Bond Fund                                            A, B, C, D, R, X, Y,
                                                                                Institutional
         E        Gartmore Tax-Free Income Fund                                 A, B, C, D, X, Y,
                                                                                Institutional
         G        Gartmore Government Bond Fund                                 A, B, C, D, R, X, Y,
                                                                                Institutional
         H        Gartmore Money Market Fund                                    C, Service, Prime,
                                                                                Institutional
         I        Gartmore S&P 500 Index Fund                                   A, B, C, R,
                                                                                Institutional,
                                                                                Institutional Service,
                                                                                Local Fund, Service
         J        Gartmore Small Cap Fund                                       A, B, C, R,
                                                                                Institutional Service,
                                                                                Institutional
         M        Gartmore Large Cap Value Fund                                 A, B, C, R,
                                                                                Institutional Service,
                                                                                Institutional
         O        Gartmore Morley Capital Accumulation Fund                     A, Service, IRA,
                                                                                Institutional
         P        Gartmore U.S. Growth Leaders Fund                             A, B, C, R,
                                                                                Institutional Service,
                                                                                Institutional
         Q        Gartmore High Yield Bond Fund                                 A, B, C, R,
                                                                                Institutional Service,
                                                                                Institutional


         Series   Series Name                                                     Classes
         ------   -----------                                                     -------
         R        Gartmore Value Opportunities Fund                             A, B, C, R,
                                                                                Institutional Service,
                                                                                Institutional
         S        Gartmore Morley Enhanced Income Fund                          A, R, Institutional
                                                                                Service, Institutional
         T        Gartmore Small Cap Index Fund                                 A, B, C, R,
                                                                                Institutional
         U        Gartmore Mid Cap Market Index Fund                            A, B, C, R,
                                                                                Institutional
         V        Gartmore International Index Fund                             A, B, C, R,
                                                                                Institutional
         W        Gartmore Bond Index Fund                                      A, B, C, R,
                                                                                Institutional
         X        Gartmore Investor Destinations Aggressive Fund                A, B, C, R, Service,
                                                                                Institutional
         Y        Gartmore Investor Destinations Moderately                     A, B, C, R, Service,
                           Aggressive Fund                                      Institutional
         Z        Gartmore Investor Destinations Moderate Fund                  A, B, C, R, Service,
                                                                                Institutional
         AA       Gartmore Investor Destinations Moderately                     A, B, C, R, Service,
                           Conservative Fund                                    Institutional
         BB       Gartmore Investor Destinations Conservative Fund              A, B, C, R, Service,
                                                                                Institutional
         DD       Gartmore Global Technology and Communications                 A, B, C, R,
                           Fund                                                 Institutional Service,
                                                                                Institutional
         EE       Gartmore Global Health Sciences Fund                          A, B, C, R Institutional Service,
                                                                                Institutional
         FF       NorthPointe Small Cap Value Fund                              Institutional
         GG       Gartmore Emerging Markets Fund                                A, B, C, R,
                                                                                Institutional Service,
                                                                                Institutional
         HH       Gartmore European Leaders Fund                                A, B, C, Institutional
                                                                                Service
         II       Gartmore Worldwide Leaders Fund                               A, B, C, R,
                                                                                Institutional Service,
                                                                                Institutional
         JJ       Gartmore Small Cap Growth Fund                                A, B, C, R, Institutional Service,
                                                                                Institutional
         KK       Gartmore International Growth Fund                            A, B, C, R,
                                                                                Institutional Service,
                                                                                Institutional
         LL       Gartmore OTC Fund                                             A, B, C, Institutional
                                                                                Service, Institutional


         Series   Series Name                                                     Classes
         ------   -----------                                                     -------

         NN       Gartmore Asia Pacific Leaders Fund                            A, B, C, Institutional
                                                                                Service
         OO       Gartmore Global Utilities Fund                                A, B, C, R,
                                                                                Institutional Service,
                                                                                Institutional
         PP       Gartmore Global Financial Services Fund                       A, B, C, R,
                                                                                Institutional Service,
                                                                                Institutional
         QQ       Gartmore Nationwide Leaders Fund                              A, B, C, R,
                                                                                Institutional Service,
                                                                                Institutional
         RR       Gartmore Micro Cap Equity Fund                                A, B, C, R,
                                                                                Institutional
                                                                                Service, Institutional
         SS       Gartmore Mid Cap Growth Fund                                  A, B, C, R,
                                                                                Institutional
                                                                                Service, Institutional
         TT       Gartmore U.S Growth Leaders Long-Short Fund                   A, B, C, R,
                                                                                Institutional
                                                                                Service, Institutional
         UU       Gartmore Nationwide Principal Protected Fund                  A, B, C
         VV       Gartmore Long-Short Fund                                      A, B, C, Institutional
                                                                                Service, Institutional
         WW       Gartmore Market Neutral Bond Plus Fund                        A, B, C, Institutional
                                                                                Service, Institutional

         XX       Gartmore Convertible Fund                                     A, B, C, R,
                                                                                Institutional
                                                                                Service, Institutional
         YY       Gartmore China Opportunities Fund                             A, B, C, R,
                                                                                Institutional
                                                                                Service, Institutional
         ZZ       Gartmore Global Natural Resources Fund                        A, B, C, R,
                                                                                Institutional
                                                                                Service, Institutional
         AAA      Gartmore Optimal Allocation Fund: Aggressive                  A, B, C, R,
                                                                                Institutional
                                                                                Service, Institutional
         BBB      Gartmore Optimal Allocations Fund: Moderately                 A, B, C, R,
                  Aggressive                                                    Institutional
                                                                                Service, Institutional
         CCC      Gartmore Optimal Allocations Fund: Moderate                   A, B, C, R,
                                                                                Institutional
                                                                                Service, Institutional

         Series   Series Name                                                     Classes
         ------   -----------                                                     -------
         DDD      Gartmore Optimal Allocations Fund: Specialty                  A, B, C, R,
                                                                                Institutional
                                                                                Service, Institutional
         EEE      NorthPointe Small Cap Growth Fund                             A, B, C, R
                                                                                Institutional
                                                                                Service, Institutional

The Trust offers to eligible investors the option of purchasing shares of its series as described in the table below:

Class                      Class Description
-----                      ------------------

Class A with front-end sales load (which can vary among Series and which is subject to certain reductions and waivers among groups of purchasers), and providing for a Rule 12b-1 fee, an administrative services fee, and under certain circumstances a contingent deferred sales charge ("CDSC") which may be applicable for purchases sold without a sales charge and for which a finder's fee is paid;

Class B without a front-end load, but subject to a CDSC (which can vary among Series and which may be subject to certain reductions or waivers among groups of purchasers) and providing for a Rule 12b-1 fee;

Class C without a front-end load1, but subject to a CDSC (which can vary among Series and which may be subject to certain reductions or waivers among groups of purchasers) and providing for a Rule 12b-1 fee;

Class R without a front-end sales load or a CDSC and providing for a Rule 12b-1 fee and administrative services fee and offered only to retirement plans as described in a Fund's prospectus;

Class D with a front-end load (which can vary among series and which is subject to certain reductions and waivers among groups of purchasers), and providing for an administrative services fee;

Class X                    without a front-end load, but subject to a CDSC
(formerly Class B          (which can vary among Series and which may be subject
through September          to certain reductions or waivers among groups of
1, 2003)                   purchasers) and providing for a Rule 12b-1 fee;

                           Beginning September 1, 2003, Class X Shares of each Fixed Income Fund may only be purchased by the then existing shareholders of the newly designated Class X Shares of that Fixed Income Fund as a subsequent purchase or through reinvestment of dividends or distributions. Specifically, only Class X shareholders of a particular Fixed Income Fund will be permitted to purchase additional Class X Shares of that Fund.

Class                      Class Description
-----                      ------------------
Class Y                    without a front-end load(1), but subject to a CDSC
(formerly Class C          (which can vary among Series and which may be subject
through September          to certain reductions or waivers among groups of
1, 2003)                   purchasers) and providing for a Rule 12b-1 fee;

                           Beginning September 1, 2003, Class Y Shares of each Fixed Income Fund may only be purchased by the then existing shareholders of the newly designated Class Y shares of that Fixed Income Fund as a subsequent purchase or through reinvestment of dividends or distributions. Specifically, only Class Y shareholders of a particular Fixed Income Fund will be permitted to purchase additional Class Y Shares of that Fund.

Institutional              without a front-end load or CDSC, but providing for
Service                    an administrative services fee;
(formerly Class Y
through March 1,
2000)

Local Fund                 without a front-end load or CDSC, but providing for
                           a Rule 12b-1 fee;

Service Class              without a front-end load or CDSC, but providing for a
(formerly Class R          Rule 12b-1 fee and an administrative services fee;
through March 1,
2000)

Institutional Class        without a front-end load, CDSC, administrative
                           services fee or Rule 12b-1 fee;

Prime providing for an administrative services fee, but without a front-end load, CDSC, or a Rule 12b-1 fee;

Class A of the             with front-end sales load (which is subject to
Gartmore Morley            certain reductions and waivers among groups of
Capital                    purchasers), and providing for a Rule 12b-1 fee, an
Accumulation               administrative services fee, and under certain
Fund                       circumstances a contingent deferred sales charge
                           ("CDSC") which may be applicable for purchases sold without a sales charge and for which a finder's fee is paid; and subject to a redemption fee in certain circumstances;

Service Class of           without a front-end load or CDSC, but providing for a
the Gartmore               Rule 12b-1 fee, and an administrative services fee
Morley Capital             and subject to a redemption fee in certain
Accumulation               circumstances;
Fund

IRA Shares of the          without a front-end load or CDSC, but providing for a
Gartmore Morley            Rule 12b-1 fee, and an administrative services fee
Capital                    and subject to a redemption fee in certain
Accumulation Fund          circumstances;

Institutional Class        without a front-end load or CDSC, but subject to a
of the Gartmore            redemption fee in certain circumstances.
Morley
Accumulation
Fund

---------------------
(1) The revision to remove the front-end load for Class C and Class Y shares is effective April 1, 2004.

                                   ARTICLE VII

                                   REDEMPTIONS

         SECTION 7.1. REDEMPTION OF SHARES. All Shares of the Trust shall be redeemable, at the redemption price determined in the manner set out in this Declaration. The Trustees shall have full power and authority to vary and change the right of redemption applicable to the various Series and Classes of Shares. Redeemed or repurchased Shares may be resold by the Trust.

         The Trust shall redeem the Shares at the price determined as hereinafter set forth, upon the appropriately verified written application of the record holder thereof (or upon such other form of request as the Trustees may determine) at such office or agency as may be designated from time to time for that purpose by the Trustees. The Trustees may from time to time specify additional conditions, not inconsistent with the 1940 Act, regarding the redemption of Shares in the Trust's then effective registration statement or prospectus under the Securities Act of 1933.

         SECTION 7.2. PRICE. Shares will be redeemed at their net asset value determined as set forth in Section 8.1 hereof as of such time as the Trustees shall have theretofore prescribed by resolution. In the absence of such resolution, the redemption price of Shares deposited shall be the net asset value of such Shares next determined as set forth in Section 8.1 hereof after receipt of such application.

         SECTION 7.3. PAYMENT. Payment for such Shares shall be made in cash or in property out of the assets of the relevant Series of the Trust to the Shareholder of record at such time and in the manner, not inconsistent with the 1940 Act or other applicable laws, as may be specified from time to time in the Trust's then effective registration statement or prospectus under the Securities Act of 1933, subject to the provisions of Section 7.3 hereof. Notwithstanding the foregoing, the Trust or its delegate may withhold from such redemption proceeds any amount arising (i) from a liability of the redeeming Shareholder to the Trust, or (ii) in connection with any federal or state tax withholding requirements.

         SECTION 7.4. EFFECT OF SUSPENSION OF DETERMINATION OF NET ASSET VALUE. If, pursuant to Section 7.8 hereof, the Trustees shall declare a suspension of the determination of net asset value with respect to Shares of the Trust or of any Series or Class thereof, the rights of Shareholders (including those who shall have applied for redemption pursuant to Section 7.1 hereof but who shall not yet have received payment) to have Shares redeemed and paid for by the Trust shall be suspended until the termination of such suspension is declared. Any record holder who shall have his redemption right so suspended may, during the period of such suspension, by appropriate written notice of revocation at the office or agency where application was made, revoke any application for redemption not honored and withdraw any certificates on deposit. The redemption price of Shares for which redemption applications have not been revoked shall be the net asset value of such Shares next determined as set forth in Section 8.1 after the termination of such suspension, and payment shall be made within seven
(7) days after the date upon which the application was made plus the period after such application during which the determination of net asset value was suspended.

         SECTION 7.5. REPURCHASE BY AGREEMENT. The Trust may repurchase Shares directly, or through the Distributor or another agent designated for the purpose, by agreement with the owner thereof at a price not exceeding the net asset value per Share determined as of the time when the purchase or contract of purchase is made or the net asset value as of any time which may be later determined pursuant to Section 8.1 hereof, provided payment is not made for the Shares prior to the time as of which such net asset value is determined.

         SECTION 7.6. REDEMPTION OF SHAREHOLDER'S INTEREST. The Trust shall have the right at any time without prior notice to the Shareholder to redeem Shares of any Shareholder for their then current net asset value per Share if the aggregate net asset value of such Shares is less than the minimum amount established by the Trustees from time to time, subject to such terms and conditions as the Trustees may approve, and subject to the Trust's giving general notice to all Shareholders of its intention to avail itself of such right, either by publication in the Trust's prospectus, if any, or by such other means as the Trustees may determine.

         SECTION 7.7. REDUCTIONS IN NUMBER OF OUTSTANDING SHARES PURSUANT TO NET ASSET VALUE FORMULA. The Trust may also reduce the number of outstanding Shares pursuant to the provisions of Section 8.2.

         SECTION 7.8. SUSPENSION OF RIGHT OF REDEMPTION. The Trust may declare a suspension of the right of redemption or postpone the date of payment or redemption for the whole or any part of any period (i) during which the New York Stock Exchange is closed other than customary weekend and holiday closings; (ii) during which trading on the New York Stock Exchange is restricted; (iii) during which an emergency exists as a result of which disposal by the Trust of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Trust fairly to determine the value of its net assets; or
(iv) during any other period when the Commission may for the protection of security holders of the Trust by order permit suspension of the right of redemption or postponement of the date of payment or redemption; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (ii), (iii), or (iv) exist. Such suspension shall take effect at such time as the Trust shall specify, but not later than the close of business on the business day next following the declaration of suspension, and thereafter there shall be no right of redemption or payment on redemption until the Trust shall declare the suspension at an end, except that the suspension shall terminate in any event on the first day on which said stock exchange shall have reopened or the period specified in (ii) or (iii) shall have expired (as to which, in the absence of an official ruling by the Commission, the determination of the Trust shall be conclusive). In the case of a suspension of the right of redemption, a Shareholder may either withdraw his request for redemption or receive payment based on the net asset value existing after the termination of the suspension.

         SECTION 7.9. REDEMPTION OF SHARES; DISCLOSURE OF HOLDING. If the Trustees shall, at any time and in good faith, be of the opinion that direct or indirect ownership of Shares or other securities of the Trust has or may become concentrated in any Person to an extent which would disqualify the Trust as a regulated investment company under the Internal Revenue Code, then the Trustees shall have the power by lot or other means deemed equitable by them (i) to call for redemption by any such Person of a number, or principal amount, of Shares or other securities of the Trust sufficient to maintain or bring the direct or indirect ownership of Shares or other securities of the Trust into conformity with the requirements for such qualification; and (ii) to refuse to transfer or issue Shares or other securities of the Trust to any Person whose acquisition of the Shares or other securities of the Trust in question would result in such disqualification. The redemption shall be effected at the redemption price and in the manner provided in Section 7.1.

         The holders of Shares or other securities of the Trust shall upon demand disclose to the Trustees in writing such information with respect to direct and indirect ownership of Shares or other securities of the Trust as the Trustees deem necessary to comply with the provisions of the Internal Revenue Code, or to comply with the requirements of any other authority.

                                  ARTICLE VIII

                        DETERMINATION OF NET ASSET VALUE
                          NET INCOME AND DISTRIBUTIONS

         SECTION 8.1. NET ASSET VALUE. For all purposes under this Declaration of Trust, the net asset value of any Series or Class shall be determined by at least once on each business day, as of the close of the New York Stock Exchange or as of such other time or times as the Trustees shall determine.

         The value of the assets of any Series of the Trust shall include the appraisal of the securities allocated to such Series, such appraisal to be on the basis of the amortized cost of money market securities or market value in the case of other securities, or, consistent with the rules and regulations of the Commission, by such other method as shall be deemed to reflect the fair value thereof, determined in good faith by or under the direction of the Trustees, together with all the other assets belonging to such Series. From the total value of said assets, there shall be deducted all indebtedness, interest, taxes, payable or accrued, including estimated taxes on unrealized book profits, expenses and management charges accrued to the appraisal date, net income determined and declared as a distribution and all other items in the nature of liabilities attributable to such Series which shall be deemed appropriate. The net asset value per Share of the Shares of any Series shall be the quotient obtained by dividing the resulting amount by the total number of Shares of that Series outstanding. The power and duty to make the daily calculations may be delegated by the Trustees to the Investment Adviser, the Custodian, the Transfer Agent or such other Person as the Trustees by resolution may determine. The Trustees may suspend the daily determination of net asset value to the extent permitted by the 1940 Act.

         SECTION 8.2. DISTRIBUTIONS TO SHAREHOLDERS. As described in Section 6.11, the Trustees shall from time to time distribute ratably among the Shareholders of the Trust or of a Series or a Class thereof such proportion of the net profits, surplus (including paid-in surplus), capital, or assets held by the Trustees as they may deem proper. The Trustees may adopt and offer to Shareholders such dividend reinvestment plans, cash dividend payout plans or related plans as the Trustees shall deem appropriate.

         Inasmuch as the computation of net income and gains for Federal income tax purposes may vary from the computation thereof on the books, the above provisions shall be interpreted to give the Trustees the power in their discretion to distribute for any fiscal year as ordinary dividends and as capital gains distributions, respectively, additional amounts sufficient to enable the Trust or the Series to avoid or reduce liability for taxes.

         SECTION 8.3. DETERMINATION OF NET INCOME. The term "net income" with respect to a Series or Class of shares is hereby defined as the gross earnings of the Series or Class, excluding gains on sales of securities and stock dividends received, less the expenses of the Trust allocated to the Series or Class by the Trustees in such manner as they determine to be fair and equitable or otherwise chargeable to the Series or Class. The expenses shall include (1) taxes attributable to the income of the Trust exclusive of gains on sales, and
(2) other charges properly deductible for the maintenance and administration of the Trust; but there shall not be deducted from gross or net income any losses on securities, realized or unrealized. The Trustees shall otherwise have full discretion to determine which items shall be treated as income and which items as capital and their determination shall be binding upon the Shareholders.

         SECTION 8.4. POWER TO MODIFY FOREGOING PROCEDURES. Notwithstanding any of the foregoing provisions of this Article VIII, the Trustees may prescribe, in their absolute discretion, such other bases and times for determining the per Share net asset value of the Shares or net income, or the declaration and payment of dividends and distributions as they may deem necessary or desirable. Without limiting the generality of the foregoing, the Trustees may establish additional Series or Classes of Shares in accordance with Section 6.11, and declare dividends thereon in such manner as they shall determine.

                                   ARTICLE IX

                         DURATION; TERMINATION OF TRUST
                            AMENDMENT; MERGERS; ETC.

         SECTION 9.1. DURATION. The Trust shall continue without limitation of time but subject to the provisions of this Article IX.

         SECTION 9.2.  TERMINATION OF TRUST.

         (a) The Trust or any Series or Class of the Trust may be terminated:

                  (i) by the affirmative vote of the holders of a majority of the Shares voting at any meeting of Shareholders, or

                  (ii) by an instrument in writing, without a meeting, signed by a majority of the Trustees and consented to by the holders of a majority of Shares outstanding and entitled to vote, or by such other vote as may be established by the Trustees with respect to any Series or Class of Shares.

         Upon the termination of the Trust or any one or more Series or Class:

                  (i) The Trust or the Series or Class, as applicable, shall carry on no business except for the purpose of winding up its affairs or the affairs of such Series or Class and that required by the 1940 Act.

                  (ii) The Trustees shall proceed to wind up the affairs of the Trust and/or the Series or Class and all of the powers of the Trustees under this Declaration shall continue until the affairs of the Trust or any Series or Class shall have been wound up, including the power to fulfill or discharge the contracts of the Trust or the Series of the Trust, collect its assets, sell, convey, assign, exchange, transfer or otherwise dispose of all or any part of the remaining Trust Property to one or more persons at public or private sale for consideration which may consist in whole or in part of cash, securities or other property of any kind, discharge or pay its liabilities, and to do all other acts appropriate to liquidate its business; provided that any sale, conveyance, assignment, exchange, transfer or other disposition of all or substantially all the Trust Property shall require Shareholder approval in accordance with Section 9.4 hereof.

                  (iii) After paying or adequately providing for the payment of all liabilities, and upon receipt of such releases, indemnities and refunding agreements, as they deem necessary for their protection, the Trustees may distribute the remaining Trust Property, in cash or in kind or partly each, among the Shareholders according to their respective rights.

         (b) After termination of the Trust or any Series or Class of the Trust and distribution to the Shareholders as herein provided, a majority of the Trustees shall execute and lodge among the records of the Trust an instrument in writing setting forth the fact of such termination, and the Trustees shall thereupon be discharged from all further liabilities and duties hereunder, and the rights and interests of all Shareholders thereof shall thereupon cease with regard to the Trust, Series or Class, as applicable.

         SECTION 9.3.  AMENDMENT PROCEDURE.

         (a) All rights granted to the Shareholders under this Declaration are granted subject to the reservation of the right to amend this Declaration as provided herein, except that no amendment shall repeal the limitations on personal liability of any Shareholder or Trustee or repeal the prohibition of assessment upon the Shareholders without the express consent of each Shareholder or Trustee involved. Subject to the foregoing, the Trustees may amend this Declaration without the vote or consent of Shareholders to designate Series or Classes in accordance with Sections 6.2 and 6.11 hereof, to change the name of the Trust or any Series or Class thereof, to supply any omission, to cure, correct or supplement any ambiguous, defective or inconsistent provision hereof, or if they deem it necessary to conform this Declaration to the requirements of applicable federal laws or regulations or the requirements of the regulated investment company provisions of the Internal Revenue Code, or to make any other changes in the Declaration which do not materially adversely affect the rights of Shareholders hereunder, but the Trustees shall not be liable for failing to do so. In addition amendment of this Declaration of Trust as it may affect any one or more Series may be effected by vote of the Trustees at any time when the Trust has no outstanding Shares or Shareholders of such Series.

         (b) No amendment may be made under this Section 9.3 which would change any rights with respect to any Shares of the Trust by reducing the amount payable thereon upon liquidation of the Trust or by diminishing or eliminating any voting rights pertaining thereto, except with the vote or consent of the holders of two-thirds of the Shares outstanding and entitled to vote, or by such other vote as may be established by the Trustees with respect to any Series of Shares.

         (c) Amendments shall be effective upon the taking of action as provided in this section or at such later time as shall be specified in the applicable vote or instrument. A certificate signed by a majority of the Trustees setting forth an amendment and reciting that it was duly adopted by the Shareholders or by the Trustees as aforesaid or a copy of the Declaration, as amended, and executed by a majority of the Trustees, shall be conclusive evidence of such amendment when lodged among the records of the Trust.

         Notwithstanding any other provision hereof, until such time as a Registration Statement under the Securities Act of 1933, as amended, covering the first public offering of securities of the Trust shall become effective, or at any time there are no longer outstanding any Shares of the Trust, this Declaration may be terminated or amended in any respect by the affirmative vote of a majority of the Trustees or by an instrument signed by a majority of the Trustees.

         SECTION 9.4. MERGER, CONSOLIDATION AND SALE OR DISPOSITION OF ASSETS. The Trustees may sell, convey and transfer the assets of the Trust, or the assets belonging to one or more or all Series, to another trust, partnership, association or corporation organized under the laws of any state of the United States, or to the Trust to be held as assets belonging to one or more Series of the Trust, in exchange for cash, shares or other securities (including, in the case of a transfer to another Series of the Trust, Shares of such other Series) with such transfer being made subject to, or with the assumption by the transferee, of the liabilities belonging to each Series the assets of which are so transferred; provided, however, that no assets belonging to the Trust or to any particular Series shall be so transferred unless the terms of such transfer shall have first been approved at a meeting called for that purpose by the affirmative vote of Shareholders holding a majority of the voting power of Trust or of each Series affected. Following such transfer, the Trustees shall distribute such cash, shares or other securities (giving due effect to the assets and liabilities belonging to and any other differences among the various Series the assets belonging to which have so been transferred) among the Shareholders of the Series the assets belonging to which have been so transferred; and if all the assets of the Series or Trust have been so transferred, the Series or Trust, as the case may be, shall be terminated.

         The Trust or any Series thereof may be a party, with one or more entities (including another Series) to an agreement of merger or consolidation; provided, however, that any such agreement of merger or consolidation shall be approved by the Trustees, and by the affirmative vote of Shareholders holding a majority of the voting power of the Trust or of each Series affected.

         SECTION 9.5. INCORPORATION. With the approval of the holders of a majority of the Shares outstanding and voting, or by such other vote as may be established by the Trustees with respect to any Series of Shares (if Shareholder approval is required), the Trustees may cause to be organized or assist in organizing a corporation or corporations under the laws of any jurisdiction or any other trust, partnership, association or other organization to take over all of the Trust Property or to carry on any business in which the Trust shall directly or indirectly have any interest, and to sell, convey and transfer the Trust Property to any such corporation, trust, association or organization in exchange for the shares or securities thereof and assumption of liabilities of the Trust or otherwise, and to lend money to, subscribe for the shares or securities of, and enter into any contracts with any such corporation, trust, partnership, association or organization in which the Trust holds or is about to acquire shares or any other interest. The Trustees may also cause a merger or consolidation between the Trust or any successor thereto and any such corporation, trust, partnership, association or other organization if and to the extent permitted by law, as provided under the law then in effect.

         SECTION 9.6. ABSENCE OF DISSENTERS' RIGHTS. No shareholder shall be entitled, as a matter of right, to relief as a dissenting shareholder in respect of any proposal or action involving the Trust.

                                    ARTICLE X

                    SHAREHOLDERS' VOTING POWERS AND MEETINGS

         SECTION 10.1. VOTING POWERS. The Shareholders shall have power to vote only (i) for the election of Trustees as provided in Section 2.3 hereof or as required by Section 16 (a) of the 1940 Act; (ii) with respect to any investment advisory or management contract as provided in Section 4.1; (iii) with respect to termination or reorganization of the Trust or any Series or Class as provided in Section 9.2.; (iv) with respect to any amendment of the Declaration to the extent and as provided in Section 9.3; (v) with respect to any merger, consolidation or sale or disposition of assets as provided in Section 9.4; (vi) with respect to incorporation of the Trust to the extent and as provided in
Section 9.5; (vii) to the same extent as the stockholders of an Ohio business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the Shareholders; and (viii) with respect to such additional matters relating to the Trust as may be required by the Declaration, the Bylaws, the 1940 Act or any registration of the Trust with the Commission (or any successor agency), or as the Trustees may consider necessary or desirable.

         Each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional Share shall be entitled to proportionate fractional vote, except that Shares held in the treasury of the Trust shall not be voted, that on matters relating to the Trust and governed by specific voting requirements in the 1940 Act shall be voted in accordance with the 1940 Act and that the Trustees may, in conjunction with the establishment of any Series of Shares, establish conditions under which the several Series shall have separate voting rights or no voting rights. There shall be no cumulative voting in the election of Trustees. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required by law, the Declaration or the Bylaws to be taken by Shareholders. The Bylaws may include further provisions for Shareholder votes and meetings and related matters.

         SECTION 10.2. MEETINGS OF SHAREHOLDERS. A meeting of the Shareholders shall be held at such times, on such day and at such hour as the Trustees may from time to time determine, or at the written request of the holder or holders of ten percent (10%) or more of the total number of Shares then issued and outstanding of the Trust entitled to vote at such meeting or as required by law. Any such request shall state the purpose of the proposed meeting.

         Written notice of all meetings of the Shareholders, stating the time, date, place and purpose of the meeting, shall be given by, or at the direction of, the person calling the meeting to each Shareholder of record entitled to vote at the meeting at his address as recorded on the register of the Trust, mailed at least ten (10) days prior to the date named for the meeting. No notice need be given to any Shareholder who shall have failed to inform the Trust of his current address or if a written waiver of notice, executed before or after the meeting by the Shareholder or his attorney thereunto authorized, is filed with the records of the meeting.

         SECTION 10.3. QUORUM AND REQUIRED VOTE. At any meeting of Shareholders, a quorum for the transaction of business shall consist of a majority represented in person or by proxy of all votes attributable to the outstanding Shares (without regard to individual Series or Class) entitled to vote with respect to a matter; provided, however, that at any meeting at which the only actions to be taken are actions required by the 1940 Act to be taken by vote of the Shareholders of an individual Series or Class, a quorum shall consist of a majority of all votes attributable to the outstanding Shares of such individual Series or Class entitled to vote thereon, and that at any meeting at which the only action to be taken shall have been determined by the Board of Trustees to affect the rights and interests of one or more but not all Series or Classes of the Trust, a quorum shall consist of a majority of all votes attributable to the outstanding Shares of the Series or Classes so affected; and provided, further, that reasonable adjournments of such meeting until a quorum is obtained may be made by a vote attributable to the Shares present in person or by proxy. In addition, a meeting may adjourned and postponed for any other reason as determined by the Trustees.

         Except as otherwise provided in the Declaration or as required by the 1940 Act or other applicable law, and subject to applicable quorum requirements, matters voted on by Shareholders must be approved by the affirmative vote of the holders of a majority of the Shares voting at any meeting of Shareholders and Trustees must be elected by a plurality of the Shares voting, or by an instrument in writing, without a meeting, signed by a majority of the Trustees and consented to by the holders of a majority of Shares outstanding and entitled to vote, or by such other vote as may be established by the Trustees with respect to any Series or Class of Shares, provided that the election of Trustees (after the election by the initial sole Shareholder) must be approved by the Shareholders at a meeting of Shareholders.

         SECTION 10.4. RECORD DATE FOR MEETINGS. For the purpose of determining the Shareholders who are entitled to notice of and to vote at any meeting, or to participate in any distribution, or for the purpose of any other action, the Trustees may from time to time close the transfer books for such period, not exceeding thirty (30) days, as the Trustees may determine; or without closing the transfer books the Trustees may fix a date not more than ninety (90) days prior to the date of any meeting of Shareholders or distribution or other action as a record date for the determination of the persons to be treated as Shareholders of record for such purposes. Only Shareholders of record at the close of business on the record date will be entitled to notice of and to vote at any meeting.

         SECTION 10.5. PROXIES. At any meeting of Shareholders, any holder of Shares entitled to vote thereat may vote by proxy, provided that no proxy shall be voted at any meeting unless it shall have been placed on file with the Secretary, or with such other officer or agent of the Trust as the Trustees may direct, for verification prior to the time at which such vote shall be taken. Pursuant to a resolution of a majority of the Trustees, proxies may be solicited in the name of one or more Trustees or one or more of the officers or agents of the Trust. Only Shareholders of record shall be entitled to vote. Each full Share shall be entitled to one vote and fractional Shares shall be entitled to a vote of such fraction. When any share is held jointly by several persons, any one of them may vote at any meeting in person or by proxy in respect of such Share, but if more than one of them shall be present at such meeting in person or by proxy, and such joint owners or their proxies so present disagree as to any vote to be cast, such vote shall not be received in respect of such Share. A proxy purporting to be executed by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise, and the burden of proving invalidity shall rest on the challenger. If the holder of any such Share is a minor or a person of unsound mind, and subject to guardianship or to the legal control of any other person as regards the change or management of such Share, he may vote by his guardian or such other person appointed or having such control, and such vote may be given in person or by proxy.

         To the extent that one or more Series are included as underlying investment options in variable contracts issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company (collectively, "Nationwide"), with respect to Shares of such Series held by Nationwide in connection with those contracts, Nationwide will vote such Shares at any meeting in accordance with timely instructions received pursuant to the variable contracts issued by Nationwide. Nationwide will vote shares attributable to variable contracts as to which no voting instructions are received in proportion (for, against or abstain) to those for which timely instructions are received. If voting instructions are received that do not specify a choice, but have been properly executed Nationwide will consider their timely receipt as an instruction to vote in favor the proposal to which it relates. In certain circumstances, Nationwide may have the right to disregard voting instructions from certain variable contract owners. Variable contract owners may revoke previously submitted voting instructions given to Nationwide at any time prior to any meeting by either submitting to Nationwide subsequently dated voting instructions, delivering to Nationwide a written notice of revocation or otherwise giving notice of revocation in open meeting, in all cases prior to the exercise of the authority granted in the proxy.

         SECTION 10.6. ACTION WITHOUT A MEETING. Subject to the 1940 Act, any action which may be taken by Shareholders may be taken without a meeting if a majority of Shareholders entitled to vote on the matter (or such larger proportion thereof as shall be required by law, the Declaration or these Bylaws for approval of such matter) consent to the action in writing and the written consents are filed with the records of the meetings of Shareholders. Such consent shall be treated for all purposes as a vote taken at a meeting of Shareholders.

         SECTION 10.7. INSPECTION OF RECORDS. The records of the Trust shall be open to inspection by Shareholders to the same extent as is permitted stockholders of an Ohio corporation organized under Chapter 1701, Ohio Revised Code.

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



         SECTION 10.8. ADDITIONAL PROVISIONS. The Bylaws may include further provisions for Shareholders' votes and meetings and related matters not inconsistent with the provisions hereof.

                                   ARTICLE XI

                                  MISCELLANEOUS

         SECTION 11.1. FILING. The original or a copy of this instrument and of each amendment hereto shall be kept at the office of the Trust where it may be inspected by any Shareholder. This Declaration, any amendment and the report required by Section 1746.04, Ohio Revised Code, hereto shall be filed in the office of the Secretary of the of Ohio and in such other places as may be required under the laws of Ohio and may also be filed or recorded in such other places as the Trustees deem appropriate. The Declaration and each amendment thereto shall be effective upon adoption. A restated Declaration, integrating into a single instrument all of the provisions of the Declaration which are then in effect and operative, may be executed from time to time by a majority of the Trustees and shall, upon filing with the Secretary of the State of Ohio, be conclusive evidence of all amendments contained herein and may thereafter be referred to in lieu of the original Declaration and the various amendments thereto.

         SECTION 11.2. GOVERNING LAW. This Declaration is executed by the Trustees and delivered with reference to the laws of the State of Ohio, and the rights of all parties and the validity and construction of every provision hereof shall be subject to and construed according to the laws of said State.

         SECTION 11.3. COUNTERPARTS. This Declaration may be simultaneously executed in several counterparts, each of which shall be deemed to be an original, and such counterparts, together, shall constitute one and the same instrument, which shall sufficiently be evidenced by any such original counterpart.

         SECTION 11.4. RELIANCE BY THIRD PARTIES. Any certificate executed by an individual who, according to the records of the Trust appears to be a Trustee hereunder, certifying to: (a) the number or identity of Trustees or Shareholders, (b) the due authorization of the execution of any instrument or writing, (c) the form of any vote passed at a meeting of Trustees or Shareholders, (d) the fact that the number of Trustees or Shareholders present at any meeting or executing any written instrument satisfies the requirements of this Declaration, (e) the form of any Bylaws adopted by or the identity of any officers elected by the Trustees, or (f) the existence of any fact or facts which in any manner relate to the affairs of the Trust, shall be conclusive evidence as to the matters so certified in favor of any Person dealing with the Trustees and their successors.

         SECTION 11.5.  PROVISIONS IN CONFLICT WITH LAW OR REGULATIONS.

         (a) The provisions of the Declaration are severable, and if the Trustees shall determine, with the advice of counsel, that any of such provisions is in conflict with the 1940 Act, the regulated investment company provisions of the Internal Revenue Code or with other applicable laws and regulations, the conflicting provisions shall be deemed never to have constituted a part of the Declaration; provided, however, that such determination shall not affect any of the remaining provisions of the Declaration or render invalid or improper any action taken or omitted prior to such determination.

         (b) If any provision of the Declaration shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provision in any other jurisdiction or any other provision of the Declaration in any jurisdiction.

         SECTION 11.6. INDEX AND HEADING FOR REFERENCE ONLY. The Index and heading preceding the text, articles and sections hereof have been inserted for convenience and reference only and shall not be construed to affect the meaning, construction or effect of this Declaration.

IN WITNESS WHEREOF, the undersigned Trustees have hereunto set their hand this day of September, 2004.



-----------------------------------         ------------------------------------
Charles E. Allen, Trustee                   Michael J. Baresich, Trustee




-----------------------------------         ------------------------------------
Paula Cholmondeley, Trustee                 C. Brent DeVore, Trustee




-----------------------------------         ------------------------------------
Robert M. Duncan, Trustee                   Barbara Hennigar, Trustee




-----------------------------------         ------------------------------------
Paul J. Hondros, Trustee                    Thomas J. Kerr, IV, Trustee




-----------------------------------         ------------------------------------
Douglas F. Kridler, Trustee                 Arden L. Shisler, Trustee




-----------------------------------
David C. Wetmore, Trustee




                                       42